UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to §240.14a-12

LNB Bancorp, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LNB Bancorp, Inc.

457 Broadway

Lorain, Ohio 44052

Dear Shareholders:

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of LNB Bancorp, Inc. (“LNB”) will be held at The Lorain National Bank, 521 Broadway, Lorain, Ohio, 44052, on Tuesday, May 1, 2012 at 9:00 a.m. local time.

The Annual Meeting will be held for the purposes that are described in the notice of the Annual Meeting, and more fully addressed in LNB’s proxy materials accompanying this letter. We encourage you to read all of these materials carefully, and then vote using the enclosed proxy card.

At the Annual Meeting, LNB will ask its shareholders to vote upon a proposal to elect four directors of LNB. The Board of Directors has nominated Lee C. Howley, Daniel E. Klimas, Jeffrey F. Riddell and John W. Schaeffer, M.D., each of whom is currently a director of LNB, for election as directors. LNB will also ask its shareholders for ratification of the appointment of Plante & Moran, PLLC as LNB’s independent registered public accounting firm for its 2012 fiscal year, for approval and adoption of the amendment and restatement of LNB’s 2006 Stock Incentive Plan, and for advisory approval of LNB’s executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4.

Your vote is important regardless of the number of shares you own. The Board of Directors urges you to sign, date and deliver the enclosed proxy, as promptly as possible, by mail (using the enclosed postage-paid envelope).

On behalf of the Board of Directors and LNB’s management, I would like to thank you for your continued support and confidence.

Sincerely,

James R. Herrick Chairman of the Board of Directors

March 13, 2012

LNB Bancorp, Inc.

457 Broadway

Lorain, Ohio, 44052

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 1, 2012

March 13, 2012

To the Shareholders of LNB Bancorp, Inc.:

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of LNB Bancorp, Inc. (“LNB”) will be held at The Lorain National Bank, 521 Broadway, Lorain, Ohio, 44052, on May 1, 2012 at 9:00 a.m. local time for the purpose of considering and voting upon the following matters as more fully described in the attached Proxy Statement:

1.	To elect four directors for the next three years;

2.	To ratify the appointment of Plante & Moran, PLLC as LNB’s independent registered public accounting firm for its 2012 fiscal year;

3.	To approve and adopt the amendment and restatement of LNB’s 2006 Stock Incentive Plan;

4.	To seek advisory approval of LNB’s executive compensation program; and

5.	To transact any other business which may properly come before the meeting or any postponement or adjournment of the meeting.

Shareholders of record at the close of business on March 6, 2012 will be entitled to vote the number of common shares held of record in their names on that date at the Annual Meeting.

We urge you to sign, date and return the enclosed proxy card as promptly as possible, whether or not you plan to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, and regardless of the number of common shares you own, we urge you to vote “FOR” the four director nominees in Proposal 1, and “FOR” Proposals 2, 3 and 4.

By Order of the Board of Directors,

Robert F. Heinrich Corporate Secretary

Your vote is important. Please mark, sign, date and mail the enclosed proxy card(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on May 1, 2012:

The Proxy Statement and the 2011 Annual Report are available at

https://materials.proxyvote.com/502100.

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

LNB Bancorp, Inc.

457 Broadway

Lorain, Ohio 44052

PROXY STATEMENT FOR 2012 ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 1, 2012

Date, Time and Place of the Annual Meeting

This Proxy Statement is being furnished to shareholders of LNB Bancorp, Inc. (“LNB” or the “Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Corporation for the 2012 Annual Meeting of Shareholders, and any postponement or adjournment thereof, to be held at the time and place set forth in the accompanying notice (the “Annual Meeting”). The notice of the meeting, this Proxy Statement, the Corporation’s annual report to shareholders for the fiscal year ended December 31, 2011 and the enclosed proxy card are first being sent to shareholders on or about March 13, 2012.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to consider the proposals that are described in the notice of Annual Meeting, and more fully addressed in this Proxy Statement. We encourage you to read all of these materials carefully, and then vote using the enclosed proxy card.

At the Annual Meeting, LNB will ask its shareholders to vote upon the following proposals:

1.

To elect four directors of the Corporation. The Board of Directors has nominated Lee C. Howley, Daniel E. Klimas, Jeffrey F. Riddell and John W. Schaeffer, M.D., each of whom is currently a director of LNB, for election as directors.

The Board of Directors recommends that you vote “FOR” the director nominees in Proposal 1.

2.	To ratify the appointment of Plante & Moran, PLLC as LNB’s independent registered public accounting firm for its 2012 fiscal year.

The Board of Directors recommends that you vote “FOR” Proposal 2.

3.	To approve and adopt the amendment and restatement of LNB’s 2006 Stock Incentive Plan.

The Board of Directors recommends that you vote “FOR” Proposal 3.

4.	To seek advisory approval of LNB’s executive compensation program.

The Board of Directors recommends that you vote “FOR” Proposal 4.

We urge you to sign, date and return the enclosed proxy card as promptly as possible, whether or not you plan to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, and regardless of the number of common shares you own, we urge you to vote “FOR” the four director nominees in Proposal 1, and “FOR” Proposals 2, 3 and 4.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

The following are some questions that you may have regarding the matters being considered at the Annual Meeting as well as brief answers to those questions. LNB urges you to read the remainder of this Proxy Statement carefully because the information below does not provide all information that might be important to you.

Q:	When and where will the Annual Meeting of the shareholders of LNB take place, and who is entitled to vote at the Annual Meeting?

A:

The Annual Meeting will be held on Tuesday, May 1, 2012 at 9:00 a.m., local time, at The Lorain National Bank, 521 Broadway, Lorain, Ohio 44052. You may attend the Annual Meeting and vote your shares in person, rather than voting the enclosed proxy card; but, whether or not you intend to attend the Annual Meeting, the Board of Directors urges you to sign, date and deliver the enclosed proxy card, as promptly as possible, by mail (using the enclosed postage-paid envelope). If you hold shares in street name and would like to vote your shares in person at the Annual Meeting, you must present a legal proxy from your bank, broker or nominee at the Annual Meeting.

LNB’s Board of Directors has fixed the close of business on March 6, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Annual Meeting. Only holders of record of LNB’s common shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each common share entitles record holders to one vote on each matter properly submitted for consideration at the Annual Meeting.

As of the Record Date, there were 1,808 record holders of the Corporation’s common shares and 7,944,354 of the Corporation’s common shares outstanding.

Q:	What may I vote on at the Annual Meeting?

A:	You may vote on Proposals 1, 2, 3 and 4 as described below.

Q:	What do I need to do now?

Please carefully read and consider the information contained in this Proxy Statement, and vote your shares in any of the ways provided in this Proxy Statement.

Q:	How does the Board of Directors recommend that I vote?

A:

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS DISCUSSED IN PROPOSAL 2, “FOR” APPROVAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF LNB’S 2006 STOCK INCENTIVE PLAN AS DISCUSSED IN PROPOSAL 3, AND “FOR” ADVISORY APPROVAL OF THE CORPORATION’S EXECUTIVE COMPENSATION PROGRAM AS DISCUSSED IN PROPOSAL 4.

Q:	How can I vote my common shares?

A:

If your common shares are registered directly in your name with the Corporation’s transfer agent, you are a shareholder of record with respect to those common shares, and you may either vote in person at the Annual Meeting or by signing, dating and returning the enclosed proxy card in the envelope provided. You may also vote your shares through the internet or via telephone by following the instructions contained on the enclosed proxy card. Whether or not you plan to attend the Annual Meeting in person, you should submit your proxy card as soon as possible. If your LNB common shares are held in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct such party to vote. Brokerage firms have the authority to vote shares on certain “routine” matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. The ratification of Plante & Moran, PLLC as our independent registered public accounting firm (Proposal 2) is considered to be a “routine” matter and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal 1), the approval and adoption of the amendment and restatement of the 2006 Stock Incentive Plan (Proposal 3) and the advisory approval of the executive compensation program (Proposal 4) are “non-routine” items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” Please be sure to give specific voting instructions to your broker so that your vote can be counted.

If the enclosed proxy card is properly executed and returned to LNB in time to be voted at the Annual Meeting, the common shares represented by your proxy will be voted in accordance with your instructions marked on the proxy card. Where properly executed proxies are returned but no such instructions are given, the proxy holders will vote “FOR” the election of the four director nominees nominated by the Board of Directors, “FOR” the ratification of the appointment of Plante & Moran, PLLC as the Corporation’s independent registered public accounting firm, “FOR” the approval and adoption of the amendment and restatement of LNB’s 2006 Stock Incentive Plan, and “FOR” advisory approval of the Corporation’s executive compensation program.

Q:	Will the proxy holders named on the proxy card have discretionary authority to vote my common shares?

A:

As to any matters that may properly come before the meeting that are not on the enclosed proxy card, the proxy grants to Gary J. Elek and Robert F. Heinrich the authority to vote the shares for which they hold proxies in accordance with their discretion.

Q:	Can I change my vote?

A:

You may revoke a proxy at any time prior to its exercise by filing with LNB’s Secretary a written notice of revocation, by delivering to LNB’s Secretary a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The mere presence of a shareholder at the Annual Meeting will not automatically revoke any proxy previously given by such shareholder. Written notices of revoked proxies may be directed to Mr. Robert F. Heinrich, Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.

If you are a beneficial owner of common shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.

Q:	What constitutes a quorum?

A:

Under LNB’s Code of Regulations, the number of common shares held by the shareholders present in person or by proxy at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Nasdaq Stock Market rules provide, however, that in no case shall a quorum be less than thirty-three and one-third percent (33 1/3%) of the outstanding common shares. Accordingly, so long as at least thirty-three and one-third percent (33 1/3%) of the outstanding common shares of the Corporation are present in person or by proxy at the Annual Meeting, a quorum shall be present for the transaction of business at the Annual Meeting. Abstentions and shares that do not vote on a particular proposal will be counted for purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes will also be counted for purposes of determining whether a quorum exists at the Annual Meeting, unless the broker has failed to vote as to all matters.

Q:	What vote is required by LNB in connection with the proposals?

A:

A plurality of the votes cast at the meeting is required to elect directors. The four director nominees receiving the highest number of “for” votes at the Annual Meeting will be elected as directors under Proposal 1. Abstentions, broker non-votes and instructions on the enclosed proxy card to “withhold authority” to vote “for” one or more of the nominees will result in the nominee receiving fewer votes, but will not affect the outcome of the election.

The ratification of the appointment of Plante & Moran, PLLC as LNB’s independent registered public accounting firm for its 2012 fiscal year under Proposal 2 requires the affirmative vote of the holders of a majority of the common shares present in person or by proxy at the Annual Meeting. Abstentions with respect to Proposal 2 will not be voted, but will be counted for purposes of determining the number of shares present. Accordingly, abstentions will have the same effect as an “against” vote.

The approval and adoption of the amendment and restatement of LNB’s 2006 Stock Incentive Plan to provide for an increase by 200,000 shares of the number of common shares authorized and reserved for issuance thereunder and certain other modifications discussed in this Proxy Statement under Proposal 3 requires the affirmative vote of the holders of a majority of the common shares present in person or by proxy at the Annual Meeting. Abstentions with respect to Proposal 3 will not be voted, but will be counted for purposes of determining the number of shares present. Accordingly, abstentions will have the same effect as an “against” vote. Broker non-votes will not be counted for determining whether the proposal is approved.

The approval of the advisory proposal on LNB’s executive compensation program under Proposal 4 requires the affirmative vote of the holders of a majority of the common shares present in person or by proxy at the Annual Meeting. Abstentions with respect to Proposal 4 will not be voted, but will be counted for purposes of determining the number of shares present. Accordingly, abstentions will have the same effect as an “against” vote. Broker non-votes will not be counted for determining whether the proposal is approved.

Q:	What should I do if I receive more than one set of voting materials?

A:

If your common shares are registered differently and are held in more than one account, then you will receive more than one Proxy Statement and proxy card. Please be sure to vote all of your accounts so that all of your common shares are represented at the Annual Meeting.

Q:	What identification should I bring to the Annual Meeting?

A:

All shareholders who owned LNB common shares on the Record Date may attend the Annual Meeting. In order to gain admission to the Annual Meeting, please be sure to bring with you a valid government-issued personal identification with a picture (such as a driver’s license or passport). If your common shares are held in the name of a bank, broker or other nominee, you must also bring evidence of your ownership of common shares as of the Record Date, in the form of a letter or statement from your bank, broker or other nominee or the voting instruction card provided by the broker, in each case, indicating that you owned common shares as of the Record Date.

If you are a proxy holder for a LNB shareholder, then you must bring (1) the validly executed proxy naming you as the proxy holder, signed by a LNB shareholder who owned LNB common shares as of the Record Date, (2) a valid government-issued personal identification with a picture (such as a driver’s license or passport) and (3) if the shareholder whose proxy you hold was not a record holder of LNB common shares as of the Record Date, proof of the shareholder’s ownership of LNB common shares as of the Record Date, in the form of a letter or statement from a bank, broker or other nominee or the voting instruction card provided by the broker, in each case, indicating that the shareholder owned those common shares as of the Record Date.

Q:	How will proxies for the Annual Meeting be solicited?

A:

In addition to soliciting proxies by mail, LNB, through its directors and officers and regular employees, may also solicit proxies personally or by telephone, telegram, advertisement, courier service, or other means of communication (such as e-mail). Such directors and officers and regular employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation.

Q:	Who will bear the cost of soliciting proxies?

A:

LNB will bear the cost of soliciting proxies in the form enclosed herewith. LNB will request persons, firms and corporations holding common shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and LNB will reimburse the holders for their reasonable expenses in doing so.

Q:	Can I access the Notice of Annual Meeting, Proxy Statement and 2011 Annual Report on the internet?

A:

The Notice of Annual Meeting, Proxy Statement and 2011 Annual Report are available on the internet at https://materials.proxyvote.com/502100. We will also provide a copy of any of these documents to any shareholder free of charge, upon request in writing to Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.

If you hold your shares in a bank or brokerage account, your bank or broker may also provide copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

COMPANY PROPOSALS

PROPOSAL 1 — ELECTION OF DIRECTORS

LNB’s Amended Code of Regulations provides that the Board of Directors of the Corporation shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. The directors of each class shall hold office for a term of three years. At the Annual Meeting, four directors will be elected.

The Board of Directors has nominated Lee C. Howley, Daniel E. Klimas, Jeffrey F. Riddell and John W. Schaeffer, M.D., each of whom is currently a director of the Corporation, for election to the Board of Directors at the Annual Meeting. Each of the director nominees has indicated his willingness to serve another term as a director if elected, and has consented to be named in this Proxy Statement as a director nominee.

The names and qualifications of all of the current directors are set forth below in this Proxy Statement. The four directors standing for re-election contribute much to the success of LNB. The Board of Directors believes that the re-election of these four directors is important to LNB’s future growth and the fulfillment of LNB’s strategic plan.

Daniel G. Merkel and Thomas P. Perciak were appointed as directors by the Board of Directors on April 22, 2008 pursuant to a settlement agreement (the “Settlement Agreement”). Additional information regarding the Settlement Agreement is included in the Corporation’s Current Report on Form 8-K filed on April 23, 2008. There are no other arrangements or understandings pursuant to which any of the persons listed below were selected as directors or director nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES.

Nominees for Election as Directors

Class II Directors.    The information below is with respect to the nominees for election as Class II Directors of the Corporation at the Annual Meeting, whose terms will expire in 2015.

Lee C. Howley, 64, has been a director since 2001. Since 2000, Mr. Howley has been the President of Howley Bread Group Ltd., a company that operates Panera Bread restaurant franchises. From 1996 to May 2007, Mr. Howley served as a director of Lesco, Inc. From 1996 to September 2006, Mr. Howley served as a director of Boykin Lodging Company.

The Board concluded that Mr. Howley should serve as a director of the Corporation, primarily due to his extensive executive leadership experience and financial and accounting expertise. Mr. Howley has long experience in managing businesses and serving on public company boards, and is a highly successful entrepreneur. Mr. Howley’s background enables him to provide useful insight in evaluating the business conditions in markets in which the Corporation operates, as well as in setting corporate strategy and motivating the Corporation’s management to achieve corporate goals. Mr. Howley’s financial and accounting expertise is of particular value to the Board in evaluating and managing the Corporation’s financial risk and internal controls in his role on the Audit and Finance Committee.

Daniel E. Klimas, 53, has been a director and the President and Chief Executive Officer of the Corporation and The Lorain National Bank since February 2005. Mr. Klimas was the President of the Northern Ohio Region of Huntington Bank from 2001 until February 2005.

The Board concluded that Mr. Klimas should serve as a director of the Corporation largely due to his role as the Corporation’s Chief Executive Officer. The Board believes that having a member of the Corporation’s management team, who is intimately familiar with the Corporation’s day-to-day business operations, serve as director provides the Board with invaluable insight into the Corporation. Mr. Klimas’ role as Chief Executive Officer and long experience in leadership positions within the banking industry allows Mr. Klimas to provide the Board with the management perspective necessary to successfully overseeing the Corporation and its business operations.

Jeffrey F. Riddell, 60, has been a director since 1995. Since 1992, Mr. Riddell has been the President and, since 1996, the Chief Executive Officer of Consumer Builders Supply Company.

The Board concluded that Mr. Riddell should serve as a director of the Corporation primarily due to his significant knowledge of the Corporation, having served as a director for sixteen years, and his long experience in managing businesses in the Corporation’s markets. Mr. Riddell’s background enables him to provide valuable insight in evaluating the business conditions in markets in which the Corporation does business, as well as in setting corporate strategy and managing the Board’s governance structure.

John W. Schaeffer, M.D., 65, has been a director since 1999. Dr. Schaeffer is a cardiologist and President of the North Ohio Heart Group of the Elyria Memorial Regional Health Center. In 1976, Dr. Schaeffer founded the North Ohio Heart Center, Inc. and served as its President until its merger with the Elyria Memorial Regional Health Center in September 2010.

The Board concluded that Dr. Schaeffer should serve as a director of the Corporation primarily due to his significant knowledge of the Corporation and its markets, and his strong ties to Corporation’s primary market area, which provides the Board with perspective that is helpful to the Corporation in its role as a community bank. Dr. Schaeffer’s experience and background as a physician and leader of a regional medical institution allow him to bring a perspective to the Board that is unique and different than many of the other members of the Board, which the Board finds valuable in its determination and evaluation of corporate goals, strategic direction and corporate governance structures.

Directors Continuing in Office

Class III Directors.    The information below is with regard to Class III Directors of LNB, whose terms expire in 2013.

Robert M. Campana, 52, has been a director since 1997. Since January 2000, Mr. Campana has been the owner of Campana Development, a real estate development company.

The Board concluded that Mr. Campana should serve as a director of the Corporation primarily due to his long experience in managing businesses and his significant experience in and knowledge of real estate development in the Corporation’s markets. Mr. Campana is the former president of P.C. Campana Inc., owns and operates Campana Development, a real estate development company, and has been recognized in his community for his entrepreneurial skills. In addition, Mr. Campana has significant experience with the Corporation, having served on the Board for fourteen years. This background enables Mr. Campana to provide valuable insights to the Board, particularly in evaluating the business conditions in markets in which the Corporation operates, as well as in setting corporate strategy and compensating the Corporation’s management.

Daniel G. Merkel, 68, has been a director since 2008. From 2001 to 2007, Mr. Merkel was the Regional President-Commercial Lending of Republic Bancorp, Inc., a bank holding company. Following the acquisition of Republic Bancorp by Citizens Bancorp, Inc., Mr. Merkel served as a Senior Vice President of Citizens Bancorp until his retirement in 2008. From 1995 to 2001, Mr. Merkel was the Senior Vice President-Commercial Lending of Republic Bancorp, Inc., and from 1991 to 1995 he was President of Tech Built Manufacturing Company. Prior to that he held senior executive positions in banking and commercial mortgage lending in privately held and public companies.

The Board concluded that Mr. Merkel should serve as a director of the Corporation primarily due to his extensive experience in the banking industry and knowledge of banking operations and finance. Mr. Merkel’s experience in a variety of positions with Republic Bancorp, Inc., as well as his educational background that includes a Masters in Business Administration from Cleveland State University, enables Mr. Merkel to provide valuable contributions to the Board. Mr. Merkel is also a retired senior officer with eight years of active duty and twenty-three years of reserve service to the U.S. Navy. This experience provides a unique perspective through which to evaluate the Corporation’s management and organization.

Thomas P. Perciak, 64, has been a director since 2008. Since 2004, Mr. Perciak has been the mayor of Strongsville, Ohio. From 1999 until 2004, Mr. Perciak was the Executive Vice President of Fifth Third Bank, Northeastern, Ohio. From 1985 to 1999, Mr. Perciak was President and Chief Executive Officer of the Strongsville Savings Bank.

The Board concluded that Mr. Perciak should serve as a director of the Corporation primarily due to his extensive banking industry and management and community leadership experience. Prior to serving as the mayor of one of Northeast Ohio’s most vibrant suburbs, Mr. Perciak spent years leading successful local financial institutions. Mr. Perciak’s long industry experience provides the Board with valuable perspectives on the Corporation’s management, strategy and risks. Mr. Perciak’s role as a community leader and philanthropist also allows him to provide beneficial insights to the Corporation in serving as a community bank.

Donald F. Zwilling, CPA, 66, has been a director since 2005. Since 1976, Mr. Zwilling has been a partner, shareholder and director of Barnes Wendling CPAs, Inc., an accounting firm.

The Board concluded that Mr. Zwilling should serve as a director of the Corporation, primarily due to his extensive public accounting experience. Mr. Zwilling is a certified public accountant and accredited in business valuation with nearly four decades of experience working with businesses regarding tax and financial planning. Mr. Zwilling’s experience is of particular value to the Board in assessing and evaluating the Corporation’s financial performance, internal controls and management of financial risk.

Class I Directors.    The information below is with regard to Class I Directors of LNB, whose terms will expire in 2014.

J. Martin Erbaugh, 63, has been a director since 2007. Since 1995, Mr. Erbaugh has been the President of JM Erbaugh Co., a private investment firm focusing on real estate development and service oriented start-ups. From 1978 to 1995, Mr. Erbaugh was the founder and Chief Executive Officer of Erbaugh Corp. (dba Lawnmark). Prior to that, he served as Director of Legal Affairs of Kent State University and was a General Manager of the Davey Tree Expert Company. Mr. Erbaugh was a founder and director of Morgan Bancorp, Inc. from 1990 to 2007, and served as Chairman of the Board from 2002 to 2007, prior to its acquisition by the Corporation in May 2007. Mr. Erbaugh served as a director of Lesco, Inc. from March 1995 to May 2007, including as Chairman of the Board from April 2002 to May 2007.

The Board concluded that Mr. Erbaugh should serve as a director of the Corporation primarily due to his experience in managing and serving as a director of businesses in the banking and finance industry, as well as his long experience in leading a financial institution in the Hudson, Ohio and Summit County area, a market in which the Corporation has sought to grow its business. Mr. Erbaugh’s industry experience, experience as a director of other publicly-traded companies and educational background, which includes a law degree from Case Western Reserve University School of Law, enables Mr. Erbaugh to provide valuable contributions to the Board on a range of matters, including strategic direction, business operations and financial results, risk management and the compensation of management.

Terry D. Goode, 57, has been a director since 1997. From 1987 until his retirement in December 2011, Mr. Goode was the Vice President of the Lawyers Title Insurance Corp. From 1987 to 2001, he served as Vice President of Lorain County Title Company.

The Board concluded that Mr. Goode should serve as a director of the Corporation primarily due to his significant knowledge of the Corporation, having served as a director of the Corporation for fourteen years, and experience in real estate development and finance in the markets in which the Corporation operates. Mr. Goode’s knowledge and experience in the industry and the communities in which the Corporation operates allow him to serve a vital role on the Board in its assessment and evaluation of strategic direction and risk management, particularly with respect to the Corporation’s management of credit risk.

James R. Herrick, 60, has been a director since 1999 and Chairman of Board since December 2004. Since 1987, Mr. Herrick has been the President of the Liberty Auto Group, Inc., an automobile dealership organization.

The Board concluded that Mr. Herrick should serve as a director of the Corporation primarily due to his extensive executive leadership experience and significant knowledge of the Corporation, having served on the Board for twelve years. Mr. Herrick’s experience, as well as his leadership of businesses in the communities in which the Corporation operates, enables him to provide the Board with valuable insight and perspective on organizational management, risk assessment and management, local and regional business conditions and trends relating to consumers and borrowers in the markets in which the Corporation operates.

PROPOSAL 2 — RATIFICATION OF

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has appointed Plante & Moran, PLLC to continue as the Corporation’s independent registered public accounting firm and to audit its financial statements for the year ended December 31, 2012. The Audit and Finance Committee and the Board of Directors are asking you to ratify this appointment. During the year ended December 31, 2011, Plante & Moran, PLLC served as the Corporation’s independent registered public accounting firm and provided tax and other services. Representatives of Plante & Moran, PLLC are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Approval of this proposal will require the affirmative vote of a majority of the Corporation’s common shares represented in person or by proxy at the Annual Meeting. Abstentions with respect to Proposal 2 will not be voted, but will be counted for purposes of determining the number of shares present. Accordingly, abstentions will have the same effect as an “against” vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THIS PROPOSAL.

PROPOSAL 3 — APPROVAL AND ADOPTION OF THE AMENDMENT

AND RESTATEMENT OF LNB’S 2006 STOCK INCENTIVE PLAN

At the Annual Meeting, shareholders will be asked to approve and adopt the LNB Bancorp, Inc. Amended and Restated 2006 Stock Incentive Plan.

On February 28, 2012, the Board of Directors of the Corporation unanimously approved and adopted, subject to the approval of the Corporation’s shareholders at the Annual Meeting, the LNB Bancorp, Inc. Amended and Restated 2006 Stock Incentive Plan (the “Amended Plan”). The Amended Plan provides for a variety of long-term equity incentive alternatives that are competitive with those offered by other companies and permit flexibility to meet changing needs of the Corporation. It expands the Board of Directors’ ability to challenge key employees with incentives that better align compensation to performance and enhanced shareholder value.

The Amended Plan amends and restates in its entirety LNB Bancorp, Inc. 2006 Stock Incentive Plan (the “Current Plan”), which was approved by shareholders at the 2006 Annual Meeting. If the Amended Plan is approved by shareholders, it will become effective on the day following the 2012 Annual Meeting. Outstanding awards under the Current Plan will continue in effect in accordance with their terms.

Shareholder approval of the Amended Plan is intended to constitute approval for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), so that awards under the Amended Plan are eligible to qualify as “performance-based compensation” under Section 162(m) of the Code, which would allow the Corporation to avoid the loss of tax deductions for compensation paid to certain officers of the Corporation.

Since the Corporation became a participant in the TARP Capital Purchase Program and subject to the various restrictions on compensation in the related TARP Regulations, the Corporation has modified its executive compensation program to include a significant equity-based compensation component in the form of TARP-permitted “long-term restricted stock.” This has enabled the Corporation to continue to provide its executives with what it believes is appropriate compensation aligned with the long-term interests of shareholders, while doing so in a manner that conforms to the requirements of the TARP Regulations.

In order to maintain the Corporation’s ability to compensate its employees with long-term restricted stock and other equity-based awards, particularly while the Corporation remains subject to the TARP Regulations, an adequate amount of authorized and available shares is required. Accordingly, the Corporation’s principal reason for amending and restating the Current Plan is to increase the number of common shares available for issuance and increase the number of shares that may be used for grants of restricted stock. The Amended Plan will increase the maximum number of shares available for awards from 600,000 common shares to 800,000 common shares. In addition, the Amended Plan will increase the number of shares that may be used for grants of restricted stock, restricted stock units and performance shares from 200,000 shares to 400,000 shares. The Amended Plan includes various other changes from the Current Plan. The most significant changes are described in the summary of proposed changes below, which is followed by a summary description of the material provisions of the Amended Plan. The full text of the Amended Plan is attached to this Proxy Statement as Appendix A. The following description of the Amended Plan is only a summary of its material provisions and is qualified, in its entirety, by reference to the full text of the Amended Plan attached as Appendix A.

The Board of Directors believes that the success of the Corporation and enhanced shareholder value depend on the Corporation’s ability to attract and retain qualified key employees through a competitive compensation program that includes equity incentives, particularly in light of the limitations imposed by the TARP Regulations. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THIS PROPOSAL.

Summary of Material Changes

Increase in the Number of Available Shares.    The Current Plan authorizes the issuance or transfer of an aggregate of 600,000 common shares, par value $1.00 per share. As of March 6, 2012, 187,447 of these shares had been issued in the form of restricted stock, 139,500 shares were subject to outstanding stock option awards and 326,947 shares were available for future awards under the Current Plan (12,553 of which were available of issuance in the form of restricted stock, restricted stock units and performance shares). The Amended Plan increases the total aggregate number of shares available for issuance or transfer under the Amended Plan to 800,000 common shares. The number and kind of shares available under the Amended Plan are subject to adjustment for stock dividends and stock splits and in certain other situations as further described in the Amended Plan.

Increase in the Limit on Full Value Awards.    The Current Plan limits the aggregate number of shares available for awards of restricted stock, restricted stock units and performance shares to 200,000 shares. The Amended Plan increases this limit to 400,000 shares.

Strengthened Prohibition on Re-Pricing.    The Amended Plan strengthens the prohibition against “repricing” stock options and stock appreciation rights. Under the Amended Plan, except in connection with certain adjustment events, the Corporation may not, without shareholder approval:

•	reduce the exercise price of outstanding stock options or stock appreciation rights; or

•	replace an outstanding stock option or stock appreciation right with cash, other types of awards, or a stock option or a stock appreciation right with a lower exercise price.

Prohibitions on Liberal Share Counting and Share Recycling.    The Amended Plan includes additional provisions that prohibit the Corporation from certain liberal share counting and share recycling practices. The Current Plan provides that if the exercise price of a stock option is paid in common shares, those shares will not be added back to the aggregate number of shares available under the Amended Plan. The Amended Plan includes additional provisions, in which:

•	any shares withheld by the Corporation to satisfy a tax withholding obligation will count against the maximum aggregate number of shares available under the Amended Plan;

•

the number of shares covered by a stock appreciation right, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued to the participant upon exercise of the stock appreciation right, will be considered issued or transferred pursuant to the Amended Plan and will count against the maximum aggregate number of shares available under the Amended Plan; and

•

in the event that the Corporation repurchases shares with proceeds from the exercise of a stock option, those shares will not be added to the maximum aggregate number of shares available under the Amended Plan.

Deferred Dividends or Other Distributions on Performance-Based Awards.    The Current Plan provides that dividends or dividend equivalents may be paid on awards of restricted stock, restricted stock units and performance shares. The Amended Plan requires that dividends, dividend equivalents and other distributions on restricted stock, restricted stock units and performance shares with restrictions that lapse upon the achievement of performance objectives be deferred until and paid contingent on the achievement of the applicable performance objectives.

Change in Control Definition.    The Current Plan provides that a change in control occurs, among other events, if any person or group of persons becomes a “beneficial owner” of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then-outstanding securities eligible to vote for the election of its Board of Directors, with certain limitations. In addition, the Current Plan provides that the approval by the Corporation’s shareholders of a sale of all or substantially all of the Corporation’s assets would constitute a change in control. The Amended Plan amends the definition of “change in control” to increase the “beneficial ownership” threshold from 20% to 30% and to provide that a consummation of a sale of assets must occur for there to be a change in control.

Summary of the Amended Plan

The Amended Plan was adopted by the Board of Directors of the Corporation on February 28, 2012, subject to shareholder approval. The principal provisions of the Amended Plan are described below. A copy of the Amended Plan is included as Appendix A to this Proxy Statement, and the following description is qualified, in its entirety, by reference to the Amended Plan.

Vote Required to Approve the Amended Plan

The affirmative vote of the holders of a majority of the common shares present in person or by proxy at the Annual Meeting is required for approval and adoption of the Amended Plan. Abstentions with respect to the proposal will not be voted, but will be counted for purposes of determining the number of shares present. Accordingly, abstentions will have the same effect as an “against” vote. Broker non-votes will not be counted for determining whether the proposal is approved.

Purposes of the Amended Plan

The purposes of the Amended Plan are to enable the Corporation and its affiliates to:

•	attract and retain skilled and qualified officers and key employees by providing long-term incentive compensation opportunities competitive with those made available by other companies;

•	motivate participants to achieve the long-term success and growth of the Corporation;

•	facilitate ownership of shares of the Corporation; and

•	align the interests of the participants with those of the Corporation’s shareholders.

Types of Awards that May Be Granted under the Amended Plan

The Amended Plan provides for the grant of:

•	“incentive stock options” (“Qualified Options”) within the meaning of the Code;

•	nonqualified stock options (“Non-Qualified Options”) that do not qualify as Qualified Options under the Code;

•	stock appreciation rights (“Stock Appreciation Rights”);

•	performance shares (“Performance Shares”);

•	restricted shares (“Restricted Shares”); and

•	restricted share units (“Restricted Share Units”).

For a description of tax consequences related to these different types of awards to grantees and the Corporation, see the section below captioned “Federal Income Tax Consequences to Participants and the Corporation.”

Administration of the Amended Plan

The Amended Plan will be administered by a committee (the “Committee”) of at least three Directors who are appointed by the Corporation’s Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee (or any subcommittee thereof) will serve as the Committee, and each member of the Committee will be an outside director meeting independence standards of the Nasdaq Stock Market, the

Securities and Exchange Commission and the Internal Revenue Service specified in the Amended Plan. The Committee has the authority to grant awards under the Amended Plan. It also has broad discretionary authority to operate and administer the Amended Plan, including the sole and exclusive authority to:

•	select the employees eligible to receive awards under the Amended Plan;

•	determine the types of awards granted and the timing of those awards;

•	determine the number of shares to be covered by each award;

•	determine the other terms and conditions of awards granted under the Amended Plan, including exercise price, vesting and exercise terms, any performance criteria and restrictions;

•	determine whether any conditions or objectives related to awards have been met;

•	subsequently modify or waive terms and conditions of awards in a manner that is consistent with the Amended Plan;

•	adopt, alter and repeal administrative rules, guidelines and practices governing the Amended Plan;

•	interpret, administer and implement the Amended Plan, awards and related agreements; and

•	correct any defect, supply any omission and reconcile any inconsistency in or between the Amended Plan, any award and any related agreements.

All decisions made by the Committee under the provisions of the Amended Plan are final and binding. Members of the Board of Directors and members of the Committee acting under the Amended Plan, and others acting on their behalf as permitted by the Amended Plan, generally will be protected in relying in good faith on the advice of counsel, and will not incur liability except for gross or willful misconduct in the performance of their duties under the Amended Plan.

Performance-Based Award Criteria

The Amended Plan is designed to permit the Corporation to grant performance-based awards that are intended to comply with Section 162(m) of the Code, as described further below. In specifying performance goals for awards made under the Amended Plan that are intended to satisfy Section 162(m) of the Code, the Committee may use performance objectives based on one or more measures. Specific performance objectives may be based on earnings per share, pre-tax pre-provision earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria. Performance measurement may be based on absolute Corporation, business unit or divisional performance and/or performance as compared with that of other companies.

Stock Subject to the Amended Plan

Common shares, $1.00 par value, of the Corporation may be issued under the Amended Plan. These shares may be treasury or authorized but unissued shares. The closing price of the Corporation’s common shares on The Nasdaq Stock Market was $5.76 on March 6, 2012.

The maximum number of shares of the Corporation that may be issued pursuant to awards granted under the Amended Plan is 800,000 shares. The maximum number of shares available for grant as incentive stock options under the Amended Plan is 800,000 shares. The maximum number of shares available for issuance as Restricted Shares or for issuance in payment of Restricted Share Units or Performance Shares that have been earned under the Amended Plan is 400,000 shares. The total number of shares underlying awards granted under the Amended Plan to any participant in any fiscal year, regardless of whether any of those awards are subsequently canceled, forfeited, or terminated, will not exceed 60,000 shares. Any share subject to an outstanding award under the Amended Plan, or a portion of such an award, which expires or is terminated or forfeited without being exercised will again become available for the granting of awards under the Amended Plan. For instance, if shares are not issued because a stock option expires without being exercised, the number of shares subject to that award will not reduce the 800,000 total common shares that may be issued under the Amended Plan.

If the exercise price of a stock option is paid in common shares, those shares will not be added back to the aggregate number of shares available under the Amended Plan. Any shares withheld by the Corporation to satisfy a tax withholding obligation will count against the maximum aggregate number of shares available under the Amended Plan. The number of shares covered by a stock appreciation right, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued to the participant upon exercise of the stock appreciation right, will be considered issued or transferred pursuant to the Amended Plan and will count against the maximum aggregate number of shares available under the Amended Plan. In the event that the Corporation repurchases shares with proceeds from the exercise of a stock option, those shares will not be added to the maximum aggregate number of shares available under the Amended Plan.

In the event of a stock split, dividend, distribution, recapitalization, reorganization, merger, consolidation, reclassification, liquidation, repurchase or exchange or issuance of securities, or other similar corporate event or transaction that affects the Corporation’s common shares, the Committee will make equitable adjustments in order to prevent dilution or enlargement of benefits under the Amended Plan. These modifications include adjustments in the number or kind of shares subject to future and outstanding awards, adjustments in the limitations on the maximum number of shares that may be issued under the Amended Plan and the other maximum share limitations described above, and adjustments in the exercise price or performance objective for any award.

Eligibility

Awards may be granted to any person who is an officer or other key employee of the Corporation or any of its affiliates and who the Committee, in its sole discretion, selects as eligible to participate in the Amended Plan. The Corporation estimates that approximately 50 employees presently would be eligible to participate in the Amended Plan.

Award Contracts

Awards under the Amended Plan are contingent upon the participant’s execution of a written agreement in an appropriate form containing terms approved by the Committee.

Stock Options

1.	Stock Options, Generally

A stock option is an award that entitles the holder to purchase a specified number of the Corporation’s shares at a specified price. Stock options awarded under the Amended Plan may be Qualified Options or Non-Qualified Options. For an explanation of the difference between Qualified Options and Non-Qualified Options, see the sections below captioned “Special Restrictions Applicable to Qualified Options” and “Federal Income Tax Consequences to Participants and the Corporation.”

2.	Exercise Price of Options

The exercise price of stock options granted under the Amended Plan will never be less than 100% of the fair market value of the common shares of the Corporation on the date of grant, subject to equitable adjustment in limited cases described above, such as stock splits. The Committee may specify a variable exercise price to be calculated by a formula or other method at the time of grant, but any such formula or method set for this purpose will provide for a minimum exercise price equal to the fair market value of the common shares of the Corporation on the date of grant.

3.	Option Term

The Committee will determine the term of each stock option granted under the Amended Plan at the time of grant, and the term set for each option will not exceed ten years from the date of grant. If no term is specified, the term will be ten years. Any unexercised portion of a stock option granted under the Amended Plan will expire at the end of the stated term of the stock option. The Committee may extend the term of a Stock Option, in its discretion, but not beyond a date later than the earlier of the latest date upon which the Stock Option could have expired by its original terms under any circumstances or the tenth anniversary of the original date of grant of the Stock Option.

4.	Vesting of Options

Stock options, or portions of stock options, granted under the Amended Plan will be exercisable at the appropriate time or times as determined by the Committee. The Committee may provide that a vesting schedule be set forth in the written agreement governing the grant. The Committee has discretion to waive or accelerate vesting provisions that it provides for options granted under the Amended Plan in the event of a participant’s death, disability, or retirement or upon a change in control or other special circumstances.

5.	Method of Exercise

Exercisable portions of any stock option may be exercised by giving written notice of exercise to the Corporation specifying the number of common shares to be purchased. The notice must be accompanied by payment in full of the exercise price and any tax withholding as specified in the Amended Plan. Subject to the Committee’s approval, which the Committee may withhold in its sole discretion, various methods of payment may be used to provide payment of the exercise price, including payment in cash, in common shares, or a combination of each. The option must be exercised by or on behalf of the person entitled to exercise the option.

6.	Early Termination of Option Grants Prior to Expiration

Generally, if the employment of an optionee with the Corporation or any of its affiliates terminates for any reason, all unexercised stock options may be exercised only in accordance with rules established by the Committee or as specified in the appropriate agreement evidencing the grant of the stock options. The rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the stock options.

7.	Prohibition on Repricing Options

Under the Amended Plan, except in connection with certain adjustment events, the Corporation may not, without shareholder approval:

•	reduce the exercise price of outstanding Options; or

•	replace an outstanding Option with cash, other types of awards, or an Option or Stock Appreciation Right with a lower exercise price.

8. Special Restrictions Applicable to Qualified Options

Unless a stock option grant is designated at the time of grant as a Qualified Option, the grant is deemed to be a Non-Qualified Option grant. Qualified Options are subject to additional terms and conditions contained in Article 6 of the Amended Plan, which are designed to comply with Section 422 of the Code. These terms and conditions for Qualified Options include the following:

•	Qualified Options may be granted only to full or part-time employees (including officers) of the Corporation or any of its parent or subsidiary affiliates.

•

No Qualified Option may be exercisable on or after the tenth anniversary of the date of grant, nor may any Qualified Option be granted on or after the tenth anniversary of the effective date of the Amended Plan.

•

If a Qualified Option is granted to a participant who owns, at the time of grant, in excess of ten percent of the total outstanding common shares of the Corporation, certain conditions apply. In particular, the exercise price of the Qualified Option must be at least 110% of the fair market value of the underlying shares on the date of grant, and the term of the Qualified Option cannot be longer than five years from the date of grant.

•

The total fair market value of the shares subject to Qualified Options which are exercisable for the first time by a grantee during any calendar year will not exceed $100,000 (valued as of the date of grant). If the aggregate value of the total options granted to a grantee during any calendar year exceeds $100,000, the Qualified Options having a fair market value of the amount in excess of $100,000 will be treated as Non-Qualified Options.

•	Qualified Options are non-transferable in accordance with the provisions of the Code, and may not be transferred except by will or by the laws of descent and distribution.

•

No Qualified Option may be exercisable more than three months following termination of employment for any reason other than death or disability, nor more than one year following termination by reason of death or disability, or such option will no longer qualify as a Qualified Option and will thereafter be treated as a Non-Qualified Option.

Stock Appreciation Rights

1.	Stock Appreciation Rights, Generally

A Stock Appreciation Right is an award that entitles its holder to receive the appreciation in fair market value of a specified number of common shares of the Corporation over a specified exercise price. Stock Appreciation Rights may be granted under the Amended Plan either independently (an “independent Stock Appreciation Right”) or in conjunction with the grant of a stock option.

2.	Exercise Price of Stock Appreciation Rights

The exercise price of a Stock Appreciation Right granted in conjunction with an option will be as specified in the related stock option grant. The exercise price of an independent Stock Appreciation Right will never be less than 100% of the fair market value of the related common shares of the Corporation on the date of grant, subject to equitable adjustment in limited cases described above, such as stock splits. The Committee may specify a variable exercise price for an independent Stock Appreciation Right to be calculated by a formula or other method at the time of grant, but any formula or method set for this purpose will provide for a minimum exercise price equal to the fair market value of the common shares of the Corporation on the date of grant.

3.	Term of Stock Appreciation Rights

Each Stock Appreciation Right, or applicable portion, granted in conjunction with an option or a portion of an option terminates and is no longer exercisable upon the termination or exercise of the related option or applicable portion. Each unexercised independent Stock Appreciation Right will expire at the end of the stated term of the Stock Appreciation Right. The term of each independent Stock Appreciation Right will be set by the Committee at the time of grant, will not exceed ten years from the date of grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond a date later than the earlier of the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or the tenth anniversary of the original date of grant of the Stock Appreciation Right. If the Committee does not specify the term for an independent Stock Appreciation Right, it will have a term of ten years.

4.	Exercisability of Stock Appreciation Rights

A Stock Appreciation Right granted in conjunction with an option is exercisable only at such time or times and to the extent that the stock option to which it relates is vested and exercisable. An independent Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

5.	Method of Exercise of Stock Appreciation Rights

A Stock Appreciation Right granted in conjunction with an option may be exercised by the surrender of the applicable portion of the related option. An independent Stock Appreciation Right may be exercised in whole or in part during its term by giving written notice of exercise specifying the number of common shares to be purchased.

Upon the exercise of a Stock Appreciation Right, subject to the satisfaction of projected tax withholding requirements as provided in the Amended Plan, the holder of the Stock Appreciation Right is entitled to receive shares or cash (as specified in the award agreement) equal in value to the excess of the fair market value of a share on the exercise date over the appropriate exercise price, multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. The holder of a Stock Appreciation Right granted in conjunction with an option will not be permitted to exercise the Stock Appreciation Right at any time that the exercise price per share of the related stock option exceeds the fair market value of one share. The holder of an independent Stock Appreciation Right will not be permitted to exercise the Stock Appreciation Right at any time that the fair market value of a common share of the Corporation on a proposed exercise date does not exceed the exercise price of the Stock Appreciation Right.

6.	Early Termination of Stock Appreciation Rights prior to Expiration

Generally, if the employment of the holder of an Stock Appreciation Right with the Corporation or any of its affiliates terminates for any reason, all unexercised Stock Appreciation Rights may be exercised only in accordance with rules established by the Committee or as specified in the appropriate agreement evidencing the grant of the Stock Appreciation Right or the related stock option. The rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Stock Appreciation Right or the related stock option.

7.	Prohibition on Repricing Stock Appreciation Rights

Under the Amended Plan, except in connection with certain adjustment events, the Corporation may not, without shareholder approval:

•	reduce the exercise price of outstanding Stock Appreciation Rights; or

•	replace an outstanding Stock Appreciation Right with cash, other types of awards, or an Option or a Stock Appreciation Right with a lower exercise price.

Restricted Shares

1.	Restricted Shares, Generally

Restricted Shares are an award of common shares that are currently issued to a participant subject to forfeiture and transfer and other restrictions that will cease to apply at a future date or dates when specified performance goals have been attained or other terms and conditions (such as continued employment for a period of time) specified in the applicable award agreement are satisfied.

2.	Purchase Price

Restricted Shares may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares’ fair market value. The Committee will determine the price, if any, at which Restricted Shares are to be issued to a participant.

3.	Restrictions

Restricted Shares will be subject to restrictions as determined by the Committee, which may include a prohibition against the sale, transfer, pledge or other encumbrance of the shares, forfeiture upon termination of employment, a prohibition against employment of the participant by a competitor of the Corporation or dissemination of confidential information by the participant, and other restrictions required in accordance with securities, tax and other applicable laws.

4.	Forfeiture

If the restrictions, vesting requirements and other conditions relating to the Restricted Shares are not satisfied or do not lapse in accordance with the terms determined by the Committee, Restricted Shares will be forfeited by a participant back to the Corporation in exchange for a refund of any purchase price paid by the participant or any other amount which may be specified by the Committee.

5.	Voting and Other Rights

Unless otherwise provided under the applicable award agreement, during the period of restriction, participants holding Restricted Shares may vote the shares and will be entitled to receive any dividends and distributions paid with respect to the shares. However, dividends or other distributions on Restricted Shares with restrictions that lapse as a result of the achievement of performance objectives will be deferred until and paid contingent upon the achievement of the applicable performance objectives.

Restricted Share Units

1.	Restricted Share Units, Generally

Restricted Share Units are common shares that will be issued to a participant in the future when continued employment or other terms and conditions specified in the applicable award agreement are satisfied.

2.	Purchase Price

Restricted Share Units may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares’ fair market value. The Committee will determine the price, if any, at which Restricted Share Units are to be issued to a participant.

3.	Restrictions

Restricted Share Units will be subject to restrictions as determined by the Committee. The Committee may provide that restrictions lapse upon the attainment of specified performance objectives, after the passage of time or upon certain events (such as death, disability or retirement). Restrictions may also include a prohibition against the sale, transfer, pledge or other encumbrance of the units, forfeiture upon termination of employment, a prohibition against employment of the participant by a competitor of the Corporation or dissemination of confidential information by the participant, and other restrictions required in accordance with securities, tax and other applicable laws.

4.	Forfeiture

If the restrictions, vesting requirements and other conditions relating to the Restricted Share Units are not satisfied or do not lapse in accordance with the terms determined by the Committee, Restricted Share Units will be forfeited by a participant back to the Corporation.

5.	Voting and Other Rights

Participants holding Restricted Share Units will have no shareholder rights with respect to the units, except that the applicable award agreement may provide for payment of an amount of money equivalent to the dividends paid on the number of shares that would become payable upon vesting of the Restricted Share Units. However, dividend equivalents for Restricted Share Units with restrictions that lapse as a result of the achievement of performance objectives will be deferred until and paid contingent upon the achievement of the applicable performance objectives.

6.	Early Termination of Restricted Share Units

Generally, Restricted Share Units are terminated upon a participant’s termination of employment. However, if the applicable award agreement provides that restrictions lapse upon the attainment of specified performance objectives, the Committee has the discretion to provide that Restricted Share Units are terminated only in part upon retirement, death or disability. If a recipient of Restricted Share Units dies or becomes disabled during the applicable performance period, the Committee has the discretion to provide that the award was earned in whole or in part. However, if an award was intended to be performance-based compensation within the meaning of Section 162(m) of the Code, additional restrictions apply.

Performance Shares

1.	Performance Shares, Generally

Performance Shares are the right to receive a specified number of common shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine.

2.	Performance Objectives

At the time of grant of a Performance Share award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of common shares to be distributed to the participant. The Committee will also specify the time period or periods during which the performance objectives must be met. The Committee may adjust or modify the performance objectives or periods, provided that any such modifications meet the requirements of Section 162(m) of the Code, to the extent applicable, unless the Committee determines that such requirements should not be satisfied.

3.	Voting and Other Rights

Participants holding Performance Shares will have no shareholder rights with respect to the shares, except that the applicable award agreement may provide for payment of an amount of money equivalent to the dividends paid on the number of shares that become payable upon vesting of the Performance Shares.

4.	Early Termination of Performance Shares

Generally, Performance Shares are terminated upon a participant’s termination of employment. However, the Committee has the discretion to provide that Performance Shares are terminated only in part upon retirement, death or disability. If a recipient of Performance Shares dies or becomes disabled during the applicable performance period, the Committee has the discretion to provide that the award was earned in whole or in part. However, if an award was intended to be performance-based compensation within the meaning of Section 162(m) of the Code, additional restrictions apply.

Non-Transferability of Awards

Awards made under the Amended Plan generally are not transferable, except as specified in the Amended Plan. During a participant’s lifetime, Plan awards are exercisable only by the participant or, as permitted by applicable law, by the participant’s guardian or other legal representative. Plan awards may be transferred by will and by the laws of descent and distribution. The Committee also has the discretion, if permissible under securities laws, to allow certain permitted transfers of vested awards (to the extent consistent with Section 422 of the Code in the case of Qualified Options), to the Corporation, an affiliate, or an agent of the Corporation or an affiliate or otherwise determined to be in the interests of the Corporation, or to immediate family members or related entities by a participant for no consideration.

Transfers; Leaves of Absence

The transfer of a participant among the Corporation and its affiliates is deemed not to be a termination of employment for purposes of the Amended Plan. Certain leaves of absence, as set forth in the Amended Plan, are deemed not to be a termination of employment for purposes of the Amended Plan. Those leaves of absence include any that are determined by the Committee not to be terminations of employment. Certain other leaves of absence approved in writing by the Corporation also will not be considered terminations of employment under the Amended Plan, generally including short-term leaves of absence for military service or sickness, and long-term leaves of absence for which the employee has a statutory or contractual right to reemployment, if the employee returns to work within 30 days of the end of the leave of absence.

Effect of a Change in Control

Events that qualify as a change in control are defined in detail in the Amended Plan, but a change in control generally will occur if any of the following events takes place (with specific limitations and qualifications as set forth in the Amended Plan):

•

a change in the Corporation’s Board of Directors after which the incumbent members of the Board of Directors as of the effective date of the Amended Plan (including their successors whose election or nomination was approved by those incumbent directors and their successors) no longer represent at least a majority of the Board;

•

any person (other than certain excluded persons, such as subsidiaries or benefit plans of the Corporation) is or becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s securities eligible to vote for the election of the Board of Directors, except in the case of certain business combinations in which the Corporation’s shareholders own more than 50% of the resulting company and certain stock issuances approved by incumbent directors and their successors;

•

a merger, consolidation, share exchange or similar form of business combination transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation’s shareholders, except in the case of certain business combinations in which the Corporation’s shareholders own more than 50% of the resulting company approved by incumbent directors and their successors;

•	the consummation of a sale of all or substantially all of the Corporation’s assets; or

•	certain plans of complete liquidation or dissolution of the Corporation approved by the Corporation’s shareholders.

In the event of a change in control of the Corporation, the Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of awards to Plan participants. In particular, the Committee’s authority and discretion upon a change in control includes, among other possible actions, the ability of the Committee to:

•	accelerate the exercisability of any or all Stock Options or Stock Appreciation Rights, notwithstanding any limitations set forth in the Amended Plan or award agreement;

•	accelerate the vesting of Restricted Shares, notwithstanding any limitations set forth in the Amended Plan or award agreement;

•

subject to Section 409A of the Code, accelerate the vesting of Restricted Share Units and Performance Shares (or, if such Restricted Share Units or Performance Shares are subject to performance-based restrictions, they will become vested on a pro-rated basis);

•

to the extent it would not trigger adverse taxation under Section 409A of the Code, cancel any or all outstanding Stock Options, Stock Appreciation Rights, Restricted Share Units and Performance Shares in exchange for fair value, which, in the case of Stock Options and Stock Appreciation Rights, will equal the excess, if any, of the value of the consideration to be paid in the change in control transaction to holders of the same number of shares subject to such Stock Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the fair market value of the shares subject to such Stock Options or Stock Appreciation Rights as of the date of the change in control) over the aggregate exercise price of such Stock Options or Stock Appreciation Rights;

•

to the extent it would not trigger adverse taxation under Section 409A of the Code, provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms and value of any affected awards previously granted hereunder as determined by the Committee; or

•	take such other action as it deems appropriate to preserve the value of the award to the participant.

Generally, each award made under the Amended Plan is intended to meet the requirements for exclusion from coverage under Section 409A of the Code. If an award would be subject to Section 409A, the Committee may provide in the relevant award agreement for changes to the definition of “change in control” in the Amended Plan and for changes to the Committee’s rights upon a change in control, as the Committee deems necessary in order for the award to comply with Section 409A.

Amendment of Awards

Generally, the Committee may amend, prospectively or retroactively, the terms of any outstanding award under the Amended Plan. However, any amendment cannot be inconsistent with the terms of the Amended Plan (such as the Amended Plan’s prohibition on repricing Stock Options or Stock Appreciation Rights) or materially and adversely affect the rights of any award holder without such holder’s consent.

Plan Effective Date and Termination; Plan Amendment and Discontinuation

The effective date of the Current Plan is April 18, 2006, which is the date on which shareholders approved the Current Plan. If the shareholders of the Corporation approve and adopt the Amended Plan at the Annual Meeting, the Amended Plan will become effective on the day following the date of the Annual Meeting. The Amended Plan will continue until the tenth anniversary of the effective date of the Current Plan, although awards granted on or before the termination of the Amended Plan may extend beyond its termination. Generally, the Board of Directors may amend, alter, or discontinue the Amended Plan at any time. However, any such amendment, alteration, or discontinuation cannot be made:

•	that would materially and adversely affect the rights of a holder of an award granted prior to the date of the amendment, alteration, or discontinuation without the holder’s consent; and

•

without shareholder approval, if shareholder approval is required by applicable laws, regulations, or exchange requirements (including Section 422 of the Code with respect to Qualified Options and the rules of the Nasdaq Stock Market).

In any event, the Amended Plan may be amended without participants’ consent to comply with any law, to preserve any intended favorable tax effects for the Corporation, or avoid any unintended unfavorable tax effects for the Corporation, the Amended Plan or participants in the Amended Plan.

Federal Income Tax Consequences to Participants and the Corporation

The following descriptions are based upon existing provisions of the Code, final, temporary and proposed Treasury Regulations promulgated thereunder, existing judicial decisions and current administrative rulings and practice, all as of the date hereof and all of which are subject to change, possibly retroactively. The Corporation has been advised that under current law certain of the federal income tax consequences to grantees and the Corporation should generally be as set forth in the following summary. This summary only addresses federal income tax consequences for grantees and the Corporation. State or local tax consequences and other tax consequences based on individual circumstances are not addressed in this summary.

Generally, the Corporation will withhold from distributions under the Amended Plan the amount of cash or shares that it determines is necessary to satisfy applicable tax withholding obligations arising as a result of grants and distributions under the Amended Plan. Alternatively, the Corporation may require grantees to pay to the Corporation such amounts, in cash, promptly upon demand.

There are no federal income tax consequences to a grantee or the Corporation upon the grant of stock options and Stock Appreciation Rights. When a Non-Qualified Option or Stock Appreciation Right is exercised, the grantee realizes taxable compensation (ordinary income) at that time equal to, for a Non-Qualified Option, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for a Stock Appreciation Right, the aggregate amount of cash and fair market value of any shares received upon exercise. The Corporation generally is entitled to a tax deduction to the extent, and at the time, that the grantee realizes compensation income. The grantee’s tax treatment upon a disposition of shares acquired through the exercise of a Non-Qualified Option is dependent upon the length of time the shares have been held.

Upon the exercise of a Qualified Option, a grantee recognizes no immediate taxable income, except that the excess of the fair market value of the shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the grantee’s alternative minimum tax liability. Income recognition is deferred until the shares acquired are disposed of. The gain realized upon the grantee’s disposition of shares acquired under a Qualified Option will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Corporation when a Qualified Option is exercised and the grantee is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the grantee will realize ordinary income and the Corporation generally will be entitled to a deduction as described above for Non-Qualified Options.

Generally, no taxes are due upon a grant of Restricted Shares, Restricted Share Units or Performance Shares. An award of Restricted Shares or Performance Shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., it becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the Restricted Shares or Performance Shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the shares are sold. In the case of Restricted Share Units, the participant has taxable ordinary income upon receipt of unrestricted common shares. In all cases, the Corporation has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions, such as restrictions under Section 162(m) of the Code, as discussed below. The taxation of Restricted Shares and Performance Shares may be accelerated by an “83(b) election” under Section 83 of the Code, if permitted by the applicable agreement.

The Amended Plan is designed to permit compliance with Section 162(m) of the Code relating to the deductibility of performance-based compensation. It is intended that stock options and awards under the Amended Plan with a performance component generally will be eligible to qualify as “performance-based compensation” under Section 162(m) while providing the Committee the authority to grant non-performance-based awards where it deems appropriate. Section 162(m) generally places a $1,000,000 limit on the tax deduction allowable for compensation paid with respect to each of the Chief Executive Officer and the three other highest-paid executives (other than the Chief Financial Officer) during a tax year unless the compensation meets certain requirements. To qualify for favorable tax treatment, grants must be made by a committee consisting solely of two or more “outside directors” (as defined under Internal Revenue Code Section 162 regulations) and satisfy the limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, generally, for grants other than options to qualify, the granting, issuance, vesting or retention of the grant must be contingent upon satisfying one or more performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.”

Finally, the Amended Plan is designed to meet requirements for compliance with or exemption from Section 409A of the Code governing nonqualified deferred compensation. Generally, the Amended Plan is intended to be construed and administered in a manner to avoid adverse tax consequences thereunder. However, the Corporation makes no representation or warranty, express or implied, as to the exemption of any award from taxation under Section 409A of the Code.

New Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the Amended Plan because the grant and actual pay-out of awards under such plans are discretionary.

Equity Compensation Plan Table

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	104,500	$14.42	371,148	(2)
Equity compensation plans not approved by security holders(3)	92,500	$18.05	—

Total	197,000	$16.11	371,148

(1)	Consists of common shares of the Corporation issuable upon outstanding options.

(2)

Represents shares available for grant under the LNB Bancorp, Inc. 2006 Stock Incentive Plan. The LNB Bancorp, Inc. 2006 Stock Incentive Plan currently allows for the granting of an aggregate of 600,000 common shares in the form of awards under the plan, no more than 400,000 of which may be granted in the form of stock options and no more than 200,000 of which may be granted in the form of restricted stock, restricted stock units and performance shares.

(3)

All common shares included in equity compensation plans not approved by shareholders are covered by outstanding options awarded to two current officers under agreements having the same material terms. Each of these options is a nonqualified option, meaning a stock option that does not qualify under Section 422 of the Code for the special tax treatment available for qualified, or “incentive,” stock options. Daniel E. Klimas was granted stock options on February 1, 2005, February 1, 2006, and February 1, 2007 each to purchase 30,000 shares which vested in 10,000 share increments on the first, second and third anniversaries of the date of grant. Frank A. Soltis was granted an option to purchase 2,500 shares on June 27, 2005 which vested on the first year anniversary of the date of grant. Each option expires on the date that is 10 years from the date the option was granted, subject to earlier termination in the event of death, disability or other termination of the employment of the option holder. The option holder has up to 12 months following termination of employment due to death or disability to exercise the options. The options terminate three months after termination of employment for reasons other than death, disability or termination for cause, and immediately upon termination of employment if for cause. The exercise price and number of shares covered by the option are to be adjusted to reflect any share dividend, share split, merger or other recapitalization of the common shares of the Corporation. The options are not transferable other than by will or state inheritance laws. Exercise prices for these options are equal to fair market value of the common shares at the date of grant. The stock option for 30,000 shares awarded to Mr. Klimas on February 1, 2005 has an exercise price of $19.17 per share, the stock option for 30,000 shares awarded to Mr. Klimas on February 1, 2006 has an exercise price of $19.10 per share, the stock option for 30,000 shares awarded to Mr. Klimas on February 1, 2007 has an exercise price of $16.00 per share and the stock option for 2,500 shares awarded to Mr. Soltis has an exercise price of $16.50 per share.

PROPOSAL 4 — ADVISORY APPROVAL OF

LNB’S EXECUTIVE COMPENSATION PROGRAM

The Board of Directors is providing the shareholders with the opportunity to cast an advisory vote on the compensation of the Corporation’s named executive officers (“Named Executives”) as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis section, compensation tables and accompanying narrative disclosures. Item 402 of Regulation S-K is the SEC regulation that sets forth what companies must include in their Compensation Discussion and Analysis and compensation tables. As required by the interim final rules issued by the U.S. Treasury (the “TARP Regulations”) regarding the Emergency Economic Stability Act of 2008 (“EESA”) and by rules issued by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), this is an advisory vote, which means that this proposal is not binding on the Corporation. However, the Compensation Committee of the Board of Directors (the “Compensation Committee”) will take into account the outcome of the vote when considering future compensation arrangements for the Named Executives. The following resolution is submitted to the shareholders to vote on the Corporation’s compensation of the Named Executives:

RESOLVED, that the compensation paid to the Corporation’s Named Executives, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.

Approval of this proposal will require the affirmative vote of a majority of the Corporation’s common shares represented in person or by proxy at the Annual Meeting. Abstentions with respect to Proposal 4 will not be voted, but will be counted for purposes of determining the number of shares present. Accordingly, abstentions will have the same effect as an “against” vote. Broker non-votes will not be counted for determining whether the proposal is approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THIS PROPOSAL.

OWNERSHIP OF VOTING SHARES

Security Ownership of Management and Principal Shareholders

The following table sets forth the beneficial ownership of the Corporation’s common shares by each of the Corporation’s directors and the Corporation’s Named Executives, and the directors and executive officers as a group, as of March 6, 2012. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. Common shares that an individual has a right to acquire within 60 days after March 6, 2012, including pursuant to stock options to purchase common shares, are deemed outstanding for purposes of computing the percentage of beneficial ownership owned by the person holding such security, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, the Corporation believes that the persons named in this table, based on information provided by these persons, have sole voting and investment power with respect to the securities indicated. The address of each of the Corporation’s directors and executive officers is care of LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052. As of March 6, 2012, a total of 7,944,354 common shares were outstanding.

Name of Beneficial Owner	Common Shares Beneficially Owned(1)	Percentage of Class
Robert M. Campana	23,750(2)	*
Gary J. Elek	43,306(3)	*
J. Martin Erbaugh	103,049	1.30%
Terry D. Goode	79,000(4)	*
David S. Harnett	39,171(5)	*
James R. Herrick	55,745(6)	*
Lee C. Howley	23,680(7)	*
Daniel E. Klimas	238,340(8)	2.95%
Daniel G. Merkel	10,169(9)	*
Kevin W. Nelson	20,744(10)	*
Thomas P. Perciak	15,166	*
Jeffrey F. Riddell	96,783(11)	1.22%
John W. Schaeffer, M.D.	18,781(12)	*
Frank A. Soltis	28,823(13)	*
Donald F. Zwilling	10,399(14)	*
All Directors and Executive Officers as a Group (19 in group)	855,894(15)	10.53%

*	Ownership is less than 1% of the class.

(1)	Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the common shares reported.

(2)	Common shares beneficially owned by Mr. Campana which are subject to shared voting and investment power with his spouse.

(3)

Includes 1,666 common shares beneficially owned by Mr. Elek which are subject to unexercised stock options which are vested and exercisable and 3,140 shares beneficially owned by Mr. Elek which are held in the Corporation’s 401(k) plan subject to shared voting and investment power.

(4)	Includes 24,947 common shares beneficially owned by Mr. Goode which are subject to shared voting and investment power with his spouse.

(5)

Includes 22,500 common shares beneficially owned by Mr. Harnett which are subject to unexercised stock options which are vested and exercisable and 4,171 shares which are held in the Corporation’s 401(k) plan subject to shared voting and investment power.

(6)	Includes 18,318 common shares beneficially owned by Mr. Herrick which are held in his company’s 401(k) plan subject to shared voting and investment power.

(7)	Includes 7,530 common shares beneficially owned by Mr. Howley which are held by a partnership of which Mr. Howley is a partner and which are subject to shared voting and investment power.

(8)

Includes 140,000 common shares beneficially owned by Mr. Klimas which are subject to unexercised stock options which are vested and exercisable and 6,058 shares which are held in the Corporation’s 401(k) plan subject to shared voting and investment power.

(9)	Includes 9,669 common shares beneficially owned by Mr. Merkel which are subject to shared voting and investment power with his spouse and 500 common shares held by his spouse.

(10)

Includes 2,500 common shares beneficially owned by Mr. Nelson which are subject to unexercised stock options which are vested and exercisable and 3,244 shares which are held in the Corporation’s 401(k) plan subject to shared voting and investment power.

(11)	Includes 31,663 shares beneficially owned by Mr. Riddell which are held in a trust for the benefit of Mr. Riddell.

(12)	Includes 7,403 common shares beneficially owned by Dr. Schaeffer which are held by his spouse and subject to shared voting and investment power.

(13)

Includes 5,000 common shares beneficially owned by Mr. Soltis which are subject to unexercised stock options which are vested and exercisable and 6,223 shares which are held in the Corporation’s 401(k) plan subject to shared voting and investment power.

(14)	Includes 1,009 common shares beneficially owned by Mr. Zwilling which are held in a trust for the benefit of his spouse and subject to shared voting and investment power.

(15)	Includes 129,362 common shares which are subject to shared voting and investment power and 181,666 common shares which are subject to unexercised stock options which are vested and exercisable.

As of March 6, 2012, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding common shares of the Corporation, except as follows:

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Percent of Class
Dimensional Fund Advisors LP	588,899	7.47%
Palisades West, Building One 6300 Bee Cave Road Austin, Texas, 78746(1)

Umberto P. Fedeli	643,063	8.2%
5005 Rockside Road, Fifth Floor Independence, Ohio 44131(2)

(1)

Based solely on a Schedule 13G/A filed on February 14, 2012, which reports that Dimensional Fund Advisors LP (“DFA”) may be deemed to be the beneficial owner of 588,899 common shares as a result of acting as investment adviser or sub-adviser to, or manager of, certain investment companies, trusts and accounts (collectively, the “DFA Funds”). The DFA Funds possess sole voting power over 582,175 common shares and sole dispositive power over 588,899 common shares. DFA disclaims beneficial ownership of such securities.

(2)	Based solely on a Schedule 13D/A filed on August 10, 2011 by Umberto P. Fedeli, who has sole voting power and sole dispositive power over 643,063 of the shares.

CORPORATE GOVERNANCE

The Board of Directors met 12 times in 2011. Each director who served on the Board of Directors during 2011 attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served. The non-employee directors meet in executive sessions after the end of each regularly scheduled Board meeting.

The Board of Directors has implemented a formal policy that requires each director to attend the Corporation’s annual meetings of shareholders, and which requires the Corporation to identify any director who was unable to attend an annual meeting in the following year’s annual meeting proxy statement and explain the reason for such director’s absence. Typically, the Board holds its annual organizational meeting directly following each annual meeting of shareholders, which results in most directors being able to attend the Corporation’s annual meetings of shareholders. All of the directors attended the 2011 Annual Meeting of Shareholders, except for Mr. Merkel, who was unable to attend while recuperating from minor surgery.

In accordance with Nasdaq Stock Market rules, the Board of Directors determines the independence of each director and director nominee in accordance with the standards set forth in Rule 4200(a)(1)-(15) of the Nasdaq Stock Market listing rules. The Board of Directors has determined that all of the Corporation’s directors who served during 2011 and who are currently serving as directors, and all of the director nominees, are independent in accordance with the Nasdaq Stock Market listing standards, except for Mr. Klimas.

The Board of Directors has established a Code of Ethics and Business Conduct that applies to all directors, officers and employees, which may be found on the Corporation’s website at www.4lnb.com. The information on the Corporation’s website is not part of this Proxy Statement. The Corporation intends to post on its website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, the Code of Ethics and Business Conduct. Shareholders may request a copy of the Code of Ethics and Business Conduct by written request directed to LNB Bancorp, Inc., Attention: Corporate Secretary, 457 Broadway, Lorain, OH 44052.

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: LNB Bancorp, Inc. Board of Directors, 457 Broadway, Lorain, Ohio 44052. All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Governance Committee without any editing or screening.

Board Leadership

While the Corporation’s Chief Executive Officer is a member of Board of Directors, the Board’s governance structure currently separates the roles of Chief Executive Officer and Chairman of the Board. The Chairman of the Board is “independent” in accordance with the Nasdaq Stock Market listing standards. The Board of Directors believes that it serves a vital role in the oversight of the Corporation’s management team on behalf of shareholders and that the Board is more effective in that role when led by an independent Chairman of the Board. The Board of Directors also believes that separating the roles of Chief Executive Officer and Chairman of the Board permits the Chief Executive Officer to focus more on managing the Corporation’s business operations as the Chairman has responsibility for leading the Board in its oversight function and consideration of corporate strategy. The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board. Accordingly, the Board believes that the Corporation’s interests are best served by separating the role of Chief Executive Officer and Chairman of the Board.

Committees of the Board

The Board of Directors of LNB Bancorp, Inc., has four standing committees: the Audit and Finance Committee, the Compensation Committee, the Governance Committee and the Executive Committee. Each Committee serves in a dual capacity as a Committee of the Corporation and The Lorain National Bank.

Audit and Finance Committee

Members

Lee C. Howley, Chairman

J. Martin Erbaugh

Terry D. Goode

Donald F. Zwilling

The Audit and Finance Committee met seven (7) times during 2011. The functions of the Audit and Finance Committee include the engagement of an independent registered public accounting firm, reviewing with that independent registered public accounting firm the plans for and results of its audit of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the external auditors, reviewing the Corporation’s financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation’s internal controls and similar functions and approving all auditing and non-auditing services performed by the Corporation’s independent registered public accounting firm. The Board of Directors has adopted a written charter for the Audit and Finance Committee, which may be found on the Corporation’s website at www.4lnb.com. All members of the Audit and Finance Committee meet the independence standards of Rule 4200(a)(15) of the Nasdaq Stock Market listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and the Audit and Finance Committee qualifications of Rule 4350(d)(2) of the Nasdaq Stock Market listing standards. The Board of Directors has determined that Lee C. Howley and Donald F. Zwilling are each an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K. The report of the Audit and Finance Committee for 2011 appears in this Proxy Statement under the caption “Report of the Audit and Finance Committee.”

Compensation Committee

Members

Robert M. Campana, Chairman

J. Martin Erbaugh

Thomas P. Perciak

John W. Schaeffer, M.D.

The Compensation Committee is comprised entirely of independent directors as prescribed by Nasdaq Stock Market listing standards. The Board of Directors has adopted a Compensation Committee Charter, which may be found on the Corporation’s website at www.4lnb.com. The Compensation Committee met nine (9) times during 2011. Benjamin G. Norton and Terry D. Goode served as members of the committee until May 3, 2011, when Mr. Norton retired from the Board of Directors and the Board realigned committee assignments. The Compensation Committee is responsible for determining director and executive officer compensation, reviews and establishes policies for benefit programs of the Corporation, reviews benefit insurance programs of the Corporation and reviews employee incentive compensation arrangements to determine whether they encourage excessive risk-taking. The committee’s role in establishing compensation for the Corporation’s executive compensation is discussed further in this Proxy Statement under the caption “Compensation Discussion and Analysis” and the committee’s report on executive compensation matters for 2011 appears in this Proxy Statement under the caption “Report of the Compensation Committee on Executive Compensation.”

Governance Committee

Members

Jeffrey F. Riddell, Chairman

Terry D. Goode

John W. Schaeffer, M.D.

The Governance Committee is comprised entirely of independent directors as prescribed by Nasdaq Stock Market listing standards. The Board of Directors has adopted a Governance Committee Charter which may be found on the Corporation’s website at www.4lnb.com. The Governance Committee met six (6) times during 2011. Benjamin G. Norton served as a member of the committee until his retirement from the Board of Directors on May 3, 2011.

The Governance Committee is responsible for developing and recommending to the Board corporate governance policies and guidelines for the Corporation. The committee also develops guidelines for identifying director and committee member candidates and recommends qualified candidates to the Board for nomination for election to the Board and appointment to committee membership in accordance with the Corporation’s Amended Code of Regulations. The committee recommends director candidates to the Board of Directors for nomination, in accordance with the Corporation’s Amended Code of Regulations. The committee evaluates and assesses the background and skills of potential directors and committee members. The Governance Committee may engage a third party search firm to assist in identifying potential directors if necessary, but has not done so and, accordingly, has paid no fees to any such firm.

The Governance Committee and the Board of Directors consider the following criteria in determining whether an individual is qualified to serve as a director of the Corporation: independence (a majority of the directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a director; particular experience, skills or expertise relevant to the Corporation’s business; depth and breadth of business and civic experience in leadership positions; and ties to LNB’s geographic markets. The Governance Committee and the Board of Directors also consider the composition of the Board as a whole in evaluating whether a particular individual should serve on the Board, as the Board seeks to comprise itself of members which, collectively, possess a range of relevant skills, experience and expertise. While the Board of Directors does not maintain a policy regarding diversity, the Board of Directors does consider the diversity of the Board when considering director nominees.

Shareholder Recommendations

Shareholders may propose potential director nominees for the consideration of the Governance Committee by submitting the names and qualifications of such persons to the Chairman of the Governance Committee at the Corporation’s executive offices, which submissions then will be forwarded to the Chairman. The Governance Committee will evaluate the qualifications of any such persons using the criteria outlined above and will consider whether to recommend the nomination of any such person in light of the committee’s evaluation of the person’s qualifications, the qualifications of any other potential director nominees and the then-current size and composition of the Board of Directors. In order for any such potential director nominees to be evaluated for nomination at an annual meeting of shareholders, submissions of the name and qualifications of such potential nominees should be made no later than the December 31st prior to the annual meeting. The Governance Committee is not obligated to recommend to the Board, nor is the Board obligated to nominate, any such individual for election as a director.

Executive Committee

Members

James R. Herrick, Chairman

Terry D. Goode

Robert M. Campana

Lee C. Howley

Daniel E. Klimas

Daniel G. Merkel

Jeffrey F. Riddell

The Executive Committee is authorized and empowered to exercise, during the intervals between meetings of the Board of Directors, all of the powers of the Board of Directors in the management and control of the Corporation to the extent permitted by law. The Executive Committee did not meet during 2011.

Board Role in Risk Oversight

Risk is inherent in any business and the Corporation’s management is responsible for the day-to-day management of risks that the Corporation faces. The Board, on the other hand, has responsibility for the oversight of risk management. The Board of Directors is responsible for providing oversight of, and direction and authority to, management regarding the Corporation’s business activities in a manner consistent with the best interests of the Corporation’s stakeholders. The Board is responsible for identifying and understanding the needs and expectations of key stakeholders and for evaluating possible outcomes that could arise out of the Corporation’s business activities and whether they would be acceptable to stakeholders. To guide management’s decision making process, the Board articulates broad tolerance levels or limits. To ensure that risk management activities are within those tolerance limits, the Board is responsible for ensuring the establishment of satisfactory management information and communication requirements.

The Board believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight. The Chairman of the Board meets regularly with the Chief Executive Officer and other senior officers to discuss strategy and risks facing the Corporation. Senior management attends the Board’s monthly meetings, as well the monthly Board committee meetings, in order to address any questions or concerns raised by the Board on risk management-related and any other matters. Each month, the Board of Directors receives presentations from senior management on business operations, financial results and strategic matters. The Board holds an annual strategic planning retreat, as well as periodic strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Corporation.

The Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit and Finance Committee assists the Board in fulfilling its oversight responsibilities with respect to enterprise risk management and risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. A risk management committee comprised of the Corporation’s senior management reports to the Audit and Finance Committee and is responsible for managing the Corporation’s risk management activities and delegating risk management authority to the individuals who are responsible for executing specific activities. Risk assessment reports in the form of a quarterly enterprise risk management “scorecard” are regularly provided by management and the Corporation’s internal auditors to the Audit and Finance Committee and the Board of Directors. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Corporation’s compensation policies and programs. The Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for directors and executive officers, and corporate governance. The Lorain National Bank’s Loan Review Committee monitors and oversees the bank’s management of credit risk in its primary areas of business. All of these committees report back to the full Board of Directors at each Board meeting as to the committee’s activities and matters discussed and reviewed at the committee’s meetings.

Report of the Audit and Finance Committee

The Audit and Finance Committee of the LNB Bancorp, Inc. Board of Directors is comprised of four (4) directors, each of whom is independent as defined by the Nasdaq Stock Market listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and operates under a written charter adopted by the Board of Directors.

Management is responsible for the Corporation’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit and Finance Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit and Finance Committee has met and held discussions with management and Plante & Moran, PLLC, the Corporation’s independent registered public accounting firm in 2011. In fulfilling the Committee’s oversight responsibility as to the audit process, the Audit and Finance Committee obtained from Plante & Moran, PLLC a formal written statement describing all relationships between the firm and the Corporation that might bear on the firm’s independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Plante & Moran, PLLC’s communications with the Audit and Finance Committee concerning independence and discussed with the firm any relationships that may impact its objectivity and independence and satisfied itself as to the independence of Plante & Moran, PLLC. The Audit and Finance Committee also discussed with management, the Corporation’s internal auditors and Plante & Moran, PLLC the quality and adequacy of LNB’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The committee reviewed with Plante & Moran, PLLC and the Corporation’s internal auditors their audit plans, audit scope and identification of audit risks.

The Audit and Finance Committee discussed and reviewed with Plante & Moran, PLLC all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of Plante & Moran, PLLC’s examination of the financial statements. The Audit and Finance Committee also discussed the results of the internal audit examinations.

The Audit and Finance Committee reviewed the audited consolidated financial statements of LNB Bancorp, Inc. as of and for the year ended December 31, 2011, with management and the independent registered public accounting firm.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit and Finance Committee recommended to the Board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission. During 2011, the Audit and Finance Committee appointed Plante & Moran, PLLC as the Corporation’s independent registered public accounting firm for 2011.

The Audit and Finance Committee has appointed Plante & Moran, PLLC to continue as the Corporation’s independent registered public accounting firm for its 2012 fiscal year, and the Company is seeking ratification of such appointment at the 2012 Annual Meeting.

Audit and Finance Committee

Lee C. Howley, Chairman
J. Martin Erbaugh
Terry D. Goode
Donald F. Zwilling

Principal Independent Registered Accounting Firm Fees

The Audit and Finance Committee has appointed Plante & Moran, PLLC to continue as the Corporation’s independent registered public accounting firm and to audit the financial statements of the Corporation for the fiscal year ending December 31, 2012. The Corporation is asking its shareholders to ratify this appointment at the Annual Meeting.

The following table sets forth the aggregate fees billed for the fiscal years ended December 31, 2011 and December 31, 2010 by LNB’s principal independent registered public accounting firm, Plante & Moran, PLLC.

	For the Year Ended December 31,
	2011	2010
Audit fees	$281,960	$282,925
Audit-related fees(a)	—	—
Tax fees(b)	24,000	25,945
All other fees(c)	19,000	33,075

Total fees	$324,960	$341,945

(a)	Includes fees for consulting services related to other accounting and reporting matters.

(b)	Includes fees for services related to tax compliance.

(c)

The Audit and Finance Committee has considered whether the provision of these services is compatible with maintaining the principal independent registered accounting firm’s independence and has determined that the provision of such services has not affected the principal independent registered accounting firm’s independence. In 2011 and 2010, these fees include fees for services related to benefit plan audits.

The Audit and Finance Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent registered public accounting firm, except as described below.

The Audit and Finance Committee has established general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and reviewed such guidelines with the Board of Directors. Pre-approval may be granted by action by the Audit and Finance Committee Chairman, whose action shall be considered to be that of the entire committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services that were not recognized by the Corporation at the time of engagement to be non-audit services are provided, and (3) such services are promptly brought to the attention of the Audit and Finance Committee and approved prior to the completion of the audit. No services were provided by Plante & Moran, PLLC pursuant to these exceptions in 2011 or 2010.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

Introduction

The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to the Corporation’s executive compensation policies and for the approval and administration of the Corporation’s existing and proposed executive compensation plans. The Compensation Committee’s responsibility includes determining the contents of the Corporation’s executive compensation plans, authorizing the awards to be made pursuant to such plans and annually reviewing and approving all compensation decisions relating to the Corporation’s executive officers, including the President and Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “Named Executives”).

The members of the Compensation Committee are Robert M. Campana, Chairman, J. Martin Erbaugh, Thomas P. Perciak and John W. Schaeffer, M.D. Each of the current members of the Compensation Committee meets the definitions of (i) “independent” within the meaning of the listing standards of The Nasdaq Stock Market and (ii) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Charter

The Board of Directors of the Corporation has adopted a charter which describes the responsibilities, functions and authority of the Compensation Committee. The full text of the charter is available on the Corporation’s website at www.4lnb.com by clicking on the link for “Investor Relations.” There were nine (9) meetings of the Compensation Committee in 2011.

Role of Executives in Establishing Compensation

The Corporation’s Human Resources Department and other members of management assist the Compensation Committee in its administration of the Corporation’s executive compensation program and the Corporation’s overall benefits program. The Corporation’s Chief Executive Officer assesses the performance of each of the Corporation’s other executive officers and provides recommendations to the Compensation Committee as to the structure and amounts of salary, cash bonus awards, equity incentive awards and other benefits to be paid to such executive officers. The CEO formulates his recommendations with the assistance of the Corporation’s Senior Vice President of Human Resources. The Senior Vice President of Human Resources provides the CEO and the Compensation Committee with information from external industry data surveys developed by the American Bankers Association, The Ohio Bankers League, Salary.com, and Robert Half and with internally prepared surveys of the annual base salaries, cash bonus awards, equity incentive awards and other benefits for the Named Executives in a group of competitive companies, as described in “Elements of Compensation” below. Neither the Compensation Committee, nor the Corporation, engaged an independent compensation consultant during 2011.

The CEO and/or the Senior Vice President of Human Resources attend each meeting of the Compensation Committee for the purpose of providing insight into the Corporation’s performance and the performance of individual executives and the executive’s contribution to the Corporation’s performance, and to make recommendations as to the structure and implementation of elements of executive compensation. The CEO and the Senior Vice President of Human Resources are not present during any discussions of their respective individual compensation by the Compensation Committee. The Compensation Committee believes that the input of these executives, together with the external industry and internal competitive group surveys reviewed by the committee, provides the Compensation Committee with information necessary to make informed decisions on executive compensation that are consistent with the Compensation Committee’s overall philosophy.

Limitations on Executive Compensation in Connection with the Corporation’s Participation in the TARP Program

On December 12, 2008, the Corporation issued preferred stock and common stock purchase warrants to the U.S. Department of Treasury under the TARP Capital Purchase Program (“CPP”) created under EESA. As a result of that transaction, the Corporation entered into certain required amendments to incentive compensation plans and compensation agreements with the Named Executives and became subject to certain additional executive compensation and governance requirements under TARP, CPP, EESA, and Treasury Department regulations. Those requirements apply to certain employees of the Corporation, including “senior executive officers” of the Corporation (“SEOs”), which includes the Named Executives. These requirements:

•	prohibit incentive compensation arrangements that encourage SEOs to take unnecessary and excessive risks;

•

obligate the Compensation Committee to review SEO incentive compensation arrangements with senior risk officers to ensure that executives are not encouraged to take unnecessary and excessive risks and to meet annually with senior risk officers to discuss and review the relationship between risk management policies and practices and SEO incentive compensation arrangements;

•

provide for the recovery of any bonus or incentive compensation paid to a SEO where the payment was later found to have been based on statements of earnings, gains, or other criteria which prove to be materially inaccurate;

•	limit the amounts that can be paid under change in control and similar agreements which provide payments upon separation of service; and

•	limit the Corporation’s tax deduction for compensation paid to any SEO to $500,000 annually.

On February 17, 2009, the American Recovery and Reinvestment Act of 2009 (“ARRA”) was signed into law. On June 10, 2009, the U.S. Treasury issued the TARP Regulations implementing the compensation and governance requirements under ARRA. The TARP Regulations amend the executive compensation and corporate governance provisions of EESA to, among other things:

•	prohibit the Corporation from making golden parachute payments to any SEO or any of the next five most highly compensated employees of the Corporation;

•

require the Corporation to ensure that any bonus payment made to a SEO or the next twenty most highly compensated employees is subject to recovery or “clawback” by the Corporation if the bonus payment was paid based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria;

•	prohibit tax gross-ups or other reimbursements for the payment of taxes to any of the SEOs or the next twenty most highly compensated employees;

•

prohibit paying or accruing any bonus, retention award, or incentive compensation to the five most highly compensated employees of the Corporation that fully vests during the period in which any obligation under the CPP remains outstanding or that has a value greater than one-third of the total amount of the annual compensation of the employee receiving the award; and

•	require an annual, non-binding shareholder vote on the Corporation’s executive compensation program.

In accordance with the TARP Regulations, the Board of Directors authorized a non-binding advisory shareholder vote on the Corporation’s executive compensation plans, programs and arrangements. See “Proposal 4 — Advisory Approval of LNB’s Executive Compensation Program.” The Corporation’s shareholders voted on similar proposals at the Corporation’s past three annual meetings and each time those proposals were approved by sizable majorities of votes cast. The Compensation Committee considers the results of these votes to indicate that shareholders are generally supportive of the Corporation’s executive compensation program and the philosophy and objectives of the program. Accordingly, the Compensation Committee has sought to make executive compensation decisions and implement executive compensation policies that are consistent with the philosophy and objectives that the Corporation’s shareholders have approved in prior years.

Other provisions of ARRA require the participating companies to establish a board compensation committee that must meet at least semi-annually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to the Corporation from the plans; to adopt a company-wide policy regarding “excessive” or “luxury” expenditures; and to annually file a written certification of the company’s CEO and CFO as to the company’s compliance with the requirements.

The Corporation’s executive compensation program has historically included significant performance-based elements, including annual and long-term incentive cash compensation. The Compensation Committee’s ability to award performance-based elements of compensation has been greatly limited under the TARP Regulations, particularly with respect to the Named Executives. Accordingly, the Compensation Committee has adopted the Corporation’s executive compensation program for Named Executives to work within the limitations imposed by the TARP Regulations while still ensuring that the executive compensation program continues to fulfill its philosophy and objective.

General Compensation Philosophy

The Compensation Committee has determined that the Corporation, as a performance-driven business, generally should reward outstanding financial results with appropriate compensation. The Compensation Committee’s strategy for carrying out this philosophy is to seek to link executive compensation with the Corporation’s financial performance while, at the same time, considering external market factors that affect such performance that are outside the control of the Corporation’s executives. The Compensation Committee recognizes the importance of maintaining compensation and benefits at competitive levels in order to attract and retain talented executives. In addition, the Compensation Committee considers how compensation arrangements may affect risk-taking by executives.

The Corporation’s executive compensation program has historically consisted of three primary components: base salary, an annual cash bonus and equity incentive awards. Due to the Corporation’s participation in the CPP and the limitations on executive compensation under the related TARP Regulations, an annual cash bonus is no longer a primary component of the compensation of the Named Executives. In general, base salaries are established at or near market median levels for comparable positions in Northeast Ohio banks and banks of similar size in other regions. Annual cash bonus opportunities (to the extent they are permissible under the TARP Regulations) are dependent upon the achievement of financial objectives established in advance and reflective of the opportunities and challenges present in the Corporation’s industry. In addition, long-term compensation has been awarded in the form of equity awards to the Named Executives and other key executives. The equity awards, granted to Named Executives as restricted shares designed to meet the definition of “long-term restricted stock” under the TARP Regulations and to other executives as stock options, are intended to provide key executives with competitive financial benefits, to the extent shareholder value is enhanced.

The Compensation Committee believes that equity-based compensation aligns the long-term interests of employees with those of shareholders, and has periodically included equity award grants as an element of executive compensation for the Corporation’s key executives, including the Named Executives. In determining appropriate equity-based compensation awards for the Corporation’s executives, the Compensation Committee focuses on the current performance and achievements of the executive, the industry data surveys and comparative peer group information, and the executive’s present and potential future contribution to the Corporation’s success. The Compensation Committee also considers the recommendation of the Chief Executive Officer, with respect to equity award grants to executives other than the Chief Executive Officer.

The Corporation also provides its executives with certain other benefits. Those benefits include the opportunity to participate in a 401(k) retirement savings plan, as well as certain compensatory insurance benefits and other perquisites which are described below and in the Summary Compensation Table included in this proxy statement. In addition, the Chief Executive Officer previously entered into an agreement with the Corporation that provides for specified benefits based upon certain events following a change of control of the Corporation. The Compensation Committee believes that the agreement serves to better align the interests of the Chief Executive Officer and the Corporation’s shareholders should such a change arise, and help ensure that the Chief Executive Officer remains in his position during a period of ownership transition and makes operational decisions which are in the best interests of the Corporation and its shareholders. While this agreement with the Chief Executive Officer remains in effect, in order to comply with TARP Regulations, it has been amended to prohibit the payment of the change in control benefits under the agreement, except to the extent permitted under the TARP Regulations.

The Compensation Committee believes these various elements of the executive compensation and benefits program further the Corporation’s business objectives and the interests of its shareholders by attracting and retaining the talented executive leadership necessary for the growth and success of the Corporation’s business and motivating its executives to exert the maximum possible effort to further the interests of shareholders. However, as a result of the TARP Regulations, the Corporation is subject to limitations that have required the Compensation Committee to alter, modify or eliminate elements that have historically been a part of the Corporation’s executive compensation program.

Elements of Compensation

A primary role of the Compensation Committee is to analyze the competitiveness and structure of the overall compensation program of the corporate executives. This includes analyzing the salary, annual cash bonus awards and long-term equity incentive awards, where applicable, to be paid to the Corporation’s executives. The Compensation Committee also structures and monitors the Corporation’s equity-based compensation plans with executive officers and its employment and change in control agreement with its Chief Executive Officer. The Compensation Committee does not “benchmark” executive compensation against its competitors, but the committee does gauge the competitiveness of the Corporation’s executive compensation level by analyzing market data regarding annual base salary, annual cash bonus awards, long-term equity incentive awards and other benefits paid by companies in what the Compensation Committee considers the Corporation’s “primary competitor group,” which includes financial institutions within a Tri-State area with $1 billion in assets, and companies in a “secondary competitor group,” which includes financial institutions from across various states having annual revenue similar to that of the Corporation. The Compensation Committee relies on management and external research to identify the individual companies which make up these competitor groups. The Compensation Committee and the Human Resources department believe that the most direct competitors for executive talent are not necessarily the companies that would be included in the peer group established to compare shareholder returns. Accordingly, in identifying the group of surveyed employers, the Human Resources department assembles market data on companies having projected revenues similar to that of the Corporation, with particular emphasis on larger employers which may be significant competitors for executive talent. The assembled data is then reviewed by the Chief Executive Officer, the Senior Vice President of Human Resources and with respect to each of the top executive officer positions, adjusted for the scope of responsibilities of the position within the Corporation as compared to the equivalent responsibilities of positions within the companies included in the survey data. The Compensation Committee then compares the Corporation’s compensation and benefits practices with those of the other companies included in the survey data and takes the results into account when establishing compensation guidelines and recommendations for executives.

Total Compensation

In prior years, before the Corporation participated in the CPP and became subject to the TARP Regulations, the Compensation Committee sought to provide the Named Executives with an annual cash bonus opportunity that, when combined with the executive’s base salary, would result in total annual cash compensation to the executive in an amount that was competitive when compared to the market data provided by the surveys reviewed by the committee. As a result of the restrictions imposed by the TARP Regulations, the Corporation is generally prohibited from paying cash bonuses to the Named Executives. The Compensation Committee believes that the Named Executives have performed well during a period of persistent economic challenges, industry unpredictably and far-reaching regulatory changes and that maintaining compensation and benefits at competitive levels in order to retain the Corporation’s management team is important to the future success of the Corporation. Accordingly, the Compensation Committee has shifted from its historical focus on cash compensation and instead emphasizes providing the Named Executives with total compensation, including base salary, long-term equity compensation awards and other benefits, that is competitive when compared to the market data in the surveys reviewed by the Compensation Committee.

In determining the total compensation for each Named Executive other than the Chief Executive Officer for 2011, the Compensation Committee generally sought to provide each Named Executive other than the CEO with total compensation, including annual base salary, long-term equity compensation awards and other benefits, that would result in total annual compensation to the executive that is competitive with the market data provided by the surveys.

Chief Executive Officer.    In determining the total compensation of the Chief Executive Officer for 2011, the Compensation Committee surveyed the total compensation provided to the chief executive officers of the financial institutions in the Corporation’s primary competitor group and secondary competitor group with assets and operations most closely aligned with those of the Corporation. The Compensation Committee reviewed the total compensation, including annual base salary, annual cash bonus, equity incentive awards and pension and retirement benefits, provided by these other financial institutions and sought to provide the CEO total annual compensation for 2011 that, when combined with the long-term restricted stock grant made to the CEO in January 2012 (see “— Long-Term Equity Compensation Awards” below), is competitive with that provided by the institutions.

Annual Base Salary

Generally, the Compensation Committee seeks to establish an annual base salary level for each executive that falls at or near the competitive market levels established for the surveyed positions of executives having similar responsibilities. The Compensation Committee believes that establishing base salaries at this level helps the Corporation attract and retain talented executives and, when paired with long-term equity compensation awards, appropriately rewards executives based on performance.

In establishing salary levels for each executive other than the CEO, the Compensation Committee, at its regular meeting early in the fiscal year, considers annual survey information from the Human Resources Department and also reviews annual recommendations from the CEO. The Compensation Committee also takes into account whether each executive met key objectives, and considers each executive’s potential future contributions to the Corporation. In addition, the Compensation Committee determines whether each executive’s base salary provides an appropriate reward for the executive’s role in the Corporation’s performance and incentive for the executive to contribute to sustaining and enhancing the Corporation’s long-term performance. Important components that are considered by the Compensation Committee in establishing base salary levels are: knowledge and problem solving abilities required to meet the position requirements, span of control, accountability, educational requirements, years of experience, division sales and profit objectives, key departmental objectives, and market salary surveys. Operating objectives vary for each executive and typically change from year-to-year. Financial and operating objectives are considered in the aggregate by the Compensation Committee and are not specifically weighted in establishing base salaries. The base salary levels established for 2011 were based on the judgment of the Compensation Committee, taking into account the CEO’s input regarding each executive’s achievement of applicable 2010 operating and financial objectives and the targeted salary ranges based on market salary information. Where necessary, the Compensation Committee may recognize the particular talents, unique skills, experience, length of service to the Corporation and depth of banking or functional knowledge of certain key executives and determine that their base salary levels must be established above the market range to retain these executives. After reviewing the overall compensation programs of the Named Executives, and considering the economic conditions of the banking industry, market survey information, the Corporation’s 2010 financial results, and the recommendations of the Chief Executive Officer, the Compensation Committee determined to implement merit increases of between 2 and 3% of the base salaries for the four Named Executives other than the Chief Executive Officer for 2011.

Chief Executive Officer.    In determining the Chief Executive Officer’s base salary for 2011, the Compensation Committee reviewed the compensation arrangements provided by other financial institutions in the Corporation’s competitor groups discussed above, and considered the Corporation’s performance in light of the prevailing economic and industry conditions, as well as the constantly changing regulatory environment. The Compensation Committee also considered the CEO’s individual experience, accountability, know-how, leadership and problem-solving abilities, and determined that the CEO’s base salary was appropriate and, accordingly, it was not increased for 2011.

Indirect Loan Production Commission

While cash bonuses and incentives may not be paid to the Corporation’s five most highly compensated employees pursuant to the TARP Regulations, the TARP Regulations do permit payment of commission compensation under certain circumstances. Accordingly, the Compensation Committee continued in 2011 the Corporation’s use of a commission compensation program as part of its compensation of Kevin W. Nelson, the Corporation’s Senior Vice President of Indirect Lending. Under the program, Mr. Nelson has the opportunity to earn a commission based on the total amount of indirect automobile loans made by the Corporation during 2011 for which Mr. Nelson is responsible. The program provided Mr. Nelson with the opportunity to earn a commission equal to up to 20% of his base salary, based on a graduated scale of 5% to 20% of his base salary paid based on achievement from 80% to 110% of the goal of $130,000,000 in indirect loans for 2011. Mr. Nelson achieved loan production equal to 110% of the goal and, accordingly, was paid a commission of $28,996 for 2011.

Long-Term Equity Compensation Awards

In prior years, the Compensation Committee periodically included grants of long-term equity compensation awards as part of the annual compensation provided to the Named Executives, primarily in the form of stock options. The Compensation Committee believes that the primary benefit to the Corporation of long-term equity compensation awards is to motivate the Named Executives to increase shareholder value, and to ensure adequate executive retention.

Under the TARP Regulations, the Corporation is prohibited from granting equity compensation awards to the Named Executives unless such awards are made in the form of “long-term restricted stock” that complies with various requirements specified in the regulations. In light of those restrictions, as well as the general prohibition on the payment of cash bonuses to the Named Executives under the TARP Regulations, the Compensation Committee determined to make equity compensation awards a more prominent component of the overall compensation of the Named Executives and authorized long-term restricted stock awards under the Corporation’s existing 2006 Stock Incentive Plan.

After considering the strong performance of the Corporation’s core business during 2010 and the effectiveness of the Named Executives’ leadership during a period of persistent economic and industry-related challenges, and to further align the Named Executives’ interests with the Corporation’s shareholders, maintain the competitiveness of the Corporation’s total executive compensation and help ensure executive retention, in January 2011, the Compensation Committee granted shares of long-term restricted stock under the Corporation’s existing 2006 Stock Incentive Plan to each of the Named Executives other than the CEO. The material terms of the long-term restricted stock awards are further described in this proxy statement under “2006 Stock Incentive Plan — Long-Term Restricted Stock.”

Chief Executive Officer.    In prior years, before the Corporation was subject to the requirements imposed by the TARP Regulations, the Compensation Committee established a long-term incentive plan for the CEO that provided for an incentive payment in cash, equity awards, or a combination of both, to the CEO based on achievement of long-term strategic goals. As discussed above, the TARP Regulations prohibit the Corporation from paying the Chief Executive Officer a cash bonus or granting him equity compensation awards other than in the form of long-term restricted stock.

The Compensation Committee believes that the CEO is the primary force for the long term strategic vision of the Corporation. The Compensation Committee also believes that the Chief Executive Officer should receive appropriate compensation for his effective leadership of the Corporation during a period of persistent economic and industry-related challenges, and the strong performance of the Corporation’s core business in the face of these challenges. Accordingly, in light of the Corporation’s performance during 2009 and 2010, and in order to further align the CEO’s interests with the Corporation’s shareholders and to maintain the competitiveness of the CEO’s total compensation and help ensure his retention, the Compensation Committee, in February 2010, granted shares of long-term restricted stock to the CEO. In November 2010, the Compensation Committee, approved an additional grant of long-term restricted stock to the CEO in order to enhance the competitiveness of his total compensation relative to the compensation provided to similarly-situated CEO’s in the market data and competitor group data reviewed by the committee and to further recognize his effective leadership of the Corporation. In light of the grants of long-term restricted stock made to the CEO in 2010, the Compensation Committee determined not to grant the CEO additional shares of long-term restricted stock in January 2011, when the other Named Executives received the long-term term restricted stock awards referenced above.

After considering the continued strong performance of the Corporation’s core business in 2011 and into 2012, and in order to maintain the competitiveness of the Named Executives’ total compensation and help ensure their retention, the Compensation Committee authorized grants of long-term restricted stock to the CEO and each of the other Named Executives in January 2012 in the following amounts: Mr. Klimas: 37,105 shares; Mr. Elek: 10,000 shares; Messrs. Harnett and Soltis: 5,000 shares; and Mr. Nelson: 2,500 shares, which amounts were generally consistent with the amounts granted to the CEO in 2010 and to the other Named Executives in 2011, respectively.

Personal Benefits and Perquisites

The Corporation has established the Lorain National Bank Retirement Savings Plan, a qualified 401(k) defined contribution plan, to which the Corporation makes contributions on behalf of each of the Named Executives. Consistent with what is generally provided to all of its employees, the Corporation also maintains and pays premiums on behalf of each Named Executive which provide a benefit under the Life Insurance, Long-Term Disability, and Accidental Death and Dismemberment Plans of up to two times the Named Executive’s base salary on life and AD&D coverage and up to two-thirds of the Named Executive’s base salary on disability coverage, and provides partial payment of elected medical benefit premiums for the Named Executive.

The Corporation provided certain Named Executives certain perquisites in 2011, which the Compensation Committee believes are commensurate with the types of benefits and perquisites provided to similarly situated executives within the competitor peer groups, and are thus useful to the Corporation in attracting and retaining qualified executives. These perquisites include the payment of automobile expenses and club dues as described below under the Summary Compensation Table.

Elements of Post-Termination Compensation

The Corporation previously entered into an employment agreement with Mr. Klimas which provided for the payment of certain severance benefits upon termination of employment in certain circumstances, including following a change of control of the Corporation, which arrangements are summarized below under Other Potential Post-Employment Compensation. The Compensation Committee believes that the severance arrangements provided for in an agreement such as this are vital to the attraction and retention of a talented CEO and, thus, to the long term success of the Corporation. This agreement also addresses the Corporation’s interest in ensuring the continuity of corporate management and the continued dedication of the CEO during any period of uncertainty caused by the possible threat of a takeover. However, the TARP Regulations restrict the Corporation’s ability to provide the severance arrangements established under this agreement while the Corporation’s TARP obligations remain outstanding, so Mr. Klimas’ agreement was amended in 2009 to comply with the TARP Regulations.

Compensation Policies

Section 162(m) of the Internal Revenue Code

The Compensation Committee believes it is in the shareholders’ best interest to retain as much flexibility as possible in the design and administration of executive compensation plans. The Corporation recognizes, however, that Section 162(m) of the Internal Revenue Code disallows a tax deduction for non-exempted compensation in excess of $1,000,000 paid for any fiscal year to a corporation’s chief executive officer and four other most highly compensated executive officers. Because the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met, the Compensation Committee intends generally to structure performance-based compensation to executive officers who may be subject to Section 162(m) in a manner that satisfies the requirements for this exemption whenever administratively and practically feasible. The Board and the Compensation Committee, however, could award non-deductible compensation in other circumstances, as they deem appropriate. Moreover, because of ambiguities in the application and interpretation of Section 162(m) and the regulations issued, there is no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) actually will be deductible.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Corporation’s management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K and in the Corporation’s definitive proxy statement prepared in connection with its 2012 Annual Meeting of Shareholders.

Risk Review

Pursuant to the TARP Regulations, the Compensation Committee, at least once every six months, discusses, evaluates and reviews with the Corporation’s senior risk officers any risks (including long-term and short-term risks) that the Corporation faces that could threaten the value of the Corporation. In connection with this review, the Compensation Committee discusses, evaluates and reviews with the Corporation’s senior risk officers:

•	the Corporation’s SEO compensation plans to ensure that those plans do not encourage SEO’s to take “unnecessary and excessive risks” that threaten the value of the Corporation;

•	all employee compensation plans in light of the risks posed to the Corporation by those plans and how to limit such risks; and

•

all employee compensation plans of the Corporation to ensure that those plans do not encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any of the Corporation’s employees.

SEO Compensation Plans

The Corporation offers the following plans in which the SEO’s participate:

•	An employment agreement for the Chief Executive Officer;

•	The 2006 Stock Incentive Plan and the Stock Appreciation Rights Plan;

•	An indirect loan production commission arrangement for the Senior Vice President of Indirect Lending; and

•	The Corporation’s 401(k) Plan.

The Compensation Committee reviewed each of the above plans and arrangements and determined that none of them encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Corporation. In this regard, the employment agreement with the Chief Executive Officer provides for severance payments if a termination of employment occurs under certain circumstances. As discussed under “Compensation Discussion and Analysis” and “Other Potential Post-Employment Compensation,” due to the Corporation’s participation in the TARP Capital Purchase Program, the Corporation is restricted from providing the Chief Executive Officer with any severance payments in connection with the termination of his employment before the preferred stock issued to the U.S. Department of the Treasury pursuant to the TARP Capital Purchase Program is redeemed.

The 2006 Stock Incentive Plan and the Stock Appreciation Rights Plan were each approved by the shareholders of the Corporation and provide for the granting of equity awards, including stock options, stock appreciation rights and restricted stock awards. The Compensation Committee believes that long-term equity incentives help to align the interests of management with shareholders. Awards granted under these plans include a long-term vesting schedule to further encourage positive long-range performance and to assist in the retention of management and are subject to a recovery or “clawback” provision if any applicable award or payment under the plan is based on financial statements or other performance metrics that are later determined to be materially inaccurate. Long-term restricted stock awards granted under the 2006 Stock Incentive Plan are intended to comply with all requirements for such awards under the TARP Regulations. In light of the long-term nature of these equity awards and the recovery provisions established under the plans, the Compensation Committee believes that these equity awards do not encourage the Named Executives to take unnecessary and excessive risks that threaten the value of the Corporation.

The Corporation maintains an indirect loan production commission arrangement for its Senior Vice President of Indirect Lending. The arrangement provides for a commission to be paid based on the total amount of indirect automobile loans made by the Corporation during 2011 for which the executive is responsible. The Compensation Committee believes that the commission, which may constitute any amount equal to up to 20% of the executive’s salary, acts as an appropriate incentive and motivation to the executive without encouraging him to take unnecessary and excessive risks that threaten the value of the Corporation.

The 401(k) Plan is a tax-qualified plan that provides benefits to all employees who meet certain service requirements. Because participation and allocations in the plan are not based on Corporation or individual performance, the Compensation Committee believes that this plan does not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Corporation.

The Compensation Committee believes that the above plans and arrangements encourage the creation of long-term value instead of behavior focused on achieving short-term results. In addition, as discussed under “Compensation Discussion and Analysis,” the Corporation is restricted from paying any cash bonuses or granting any new stock options to its five most highly compensated employees due to restrictions imposed on TARP Capital Purchase Program participants. Further, the SEOs and the next five most highly compensated employees are restricted from receiving any severance payments if their employment is terminated before the preferred stock is redeemed. These restrictions further limit the “unnecessary and excessive risks” that could arise from the Corporation’s executive compensation arrangements.

Other Employee Compensation Plans

In addition to the plans and arrangements identified above, the Compensation Committee has identified eight different employee compensation arrangements that provide for variable cash compensation bonus, commission or incentive payments. Each arrangement is available to a different set of employees and the amount received differs depending on level of job responsibility and plan objectives. Incentive compensation to management employees who are not one of the five most highly compensated employees is based on the Corporation’s profitability and the achievement of subjective goals. Incentive compensation to lending employees is based on volume, adjusted for nonperforming loans and credit costs, and subject to approval by a separate credit underwriting approval process. Incentive compensation to retail banking employees is based on deposit and balance growth and is subject to a maximum limit. Incentive compensation to trust employees is based on net new business and is subject to an independent review and approval process. Awards under these plans are subject to a recovery or “clawback” provision if any applicable award or payment under the plan is based on financial statements or other performance metrics that are later determined to be materially inaccurate.

The Compensation Committee reviewed the structure and implementation of these arrangements and discussed the risks faced by the Corporation and the policies and processes in place at the Corporation that mitigate these risks, as well as the allocation of incentive compensation compared to other compensation provided to the various employees and the recovery provisions established under the arrangements, and determined that the arrangements act an as appropriate incentive and motivation to the employees and do not encourage unnecessary and excessive risks that threaten the value of the Corporation or the manipulation of reported earnings to enhance the compensation of any employee.

TARP Certification

The Compensation Committee certifies that, during any part of the most recently completed fiscal year that was a TARP period:

(1)

It has reviewed, at least every six months, with senior risk officers the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Corporation;

(2)

It has reviewed, at least every six months, with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Corporation; and

(3)

It has reviewed, at least every six months, the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.

Compensation Committee

Robert M. Campana, Chairman

J. Martin Erbaugh

Thomas P. Perciak

John W. Schaeffer, M.D.

The above Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed with the Commission or subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Corporation specifically requests that the information in this Report be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. If this Report is incorporated by reference into the Corporation’s Annual Report on Form 10-K, such disclosure will be furnished in such Annual Report on Form 10-K and will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act as a result of furnishing the disclosure in this manner.

Compensation Committee Interlocks and Insider Participation

During 2011, the Compensation Committee was comprised of Messrs. Campana, Erbaugh, Perciak, and Schaeffer, as well as Messrs. Goode, and Norton who served on the committee until May 3, 2011, each of whom was an independent director.

Summary Compensation Table

The following table presents the total compensation to the Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Corporation in 2011.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation		All Other Compensation(3)		Total
Daniel E. Klimas	2011	$400,000	—		—	$—	—		$24,375	(4)	$424,375	(5)
President and Chief	2010	$400,000	—		$198,750	$—	—		$23,021		$621,771
Executive Officer	2009	$400,000	—		—	$—	—		$21,549		$421,549

Gary J. Elek	2011	$233,647	—		$52,800	$—	—		$25,271	(6)	$311,718
Chief Financial Officer	2010	$228,846	—		$43,500	$—	—		$25,260		$297,606
	2009	$151,442	—		—	$1,150	—		$3,948		$156,540

David S. Harnett	2011	$208,920	—		$26,400	$—	—		$43,486	(7)	$278,806
Chief Credit Officer	2010	$204,615	—		$32,625	$—	—		$38,242		$275,482
	2009	$200,000	—		—	$—	—		$19,194		$219,194

Frank A. Soltis	2011	$180,861	—		$26,400	$—	—		$30,611	(8)	$237,872
Senior Vice President -	2010	$176,846	—		$32,625	$—	—		$30,446		$239,917
Information Technology &	2009	$173,000	—		—	$—	—		$13,309		$186,309
Operations

Kevin W. Nelson	2011	$141,889	—		$13,200	$—	$28,996	(9)	$13,006	(10)	$197,091
Senior Vice President -	2010	$132,692	—		$32,625	$—	$20,025		$12,729		$198,071
Indirect Lending	2009	$128,311	$24,000	(11)	—	$—	$13,000		$12,425		$177,736

(1)

The values reported in this column represent the grant date fair value of the long-term restricted stock equity awards granted to the Named Executive during the applicable fiscal year as determined in accordance with FASB ASC Topic 718. For a summary of the terms of these awards, see the section captioned “2006 Stock Incentive Plan” elsewhere in this Proxy Statement.

(2)

The values reported in this column represent the grant date fair value of stock options granted to the Named Executive during the applicable fiscal year. For a summary of the terms of these awards, see the section captioned “2006 Stock Incentive Plan” elsewhere in this Proxy Statement. For a description of the assumptions made in computing the amounts reported in this table, see the discussion of “Share-Based Compensation” in the Notes to Consolidated Financial Statements contained in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(3)

For purposes of the disclosure in the Summary Compensation Table, perquisites are valued on the basis of the aggregate incremental cost to the Corporation of providing the perquisite to the applicable officer.

(4)

Compensation reported in this column includes (i) contributions made by the Corporation on behalf of Mr. Klimas to the Corporation’s 401(k) Plan; (ii) premiums paid by the Corporation under the Corporation’s life, long-term disability and accidental death and dismemberment plans on behalf of Mr. Klimas; (iii) payments made for a vehicle owned by the Corporation for use by Mr. Klimas; and (iv) club dues.

(5)

For the reasons described in “Compensation Discussion and Analysis — Long-Term Equity Compensation Awards,” the Company granted long-term restricted stock awards to Mr. Klimas and the other Named Executives in January 2012. Mr. Klimas received an award for 37,105 shares. Because Mr. Klimas received no stock awards during 2011, Mr. Klimas’ total compensation for 2011 as reported in this Summary Compensation Table reflects a reduction from 2010. However, as discussed in “Compensation Discussion and Analysis — Total Compensation,” the Compensation Committee considered the value of the January 2012 stock award when evaluating the appropriateness and competitiveness of Mr. Klimas’ compensation for 2011.

(6)

Compensation reported in this column includes (i) contributions made by the Corporation on behalf of Mr. Elek to the Corporation’s 401(k) Plan; (ii) premiums paid by the Corporation under the Corporation’s life, long-term disability and accidental death and dismemberment insurance plans on behalf of Mr. Elek; (iii) premiums paid by the Corporation under the Corporation’s health insurance plans on behalf of Mr. Elek; and (iv) a car allowance paid by the Corporation.

(7)

Compensation reported in this column includes (i) contributions made by the Corporation on behalf of Mr. Harnett to the Corporation’s 401(k) Plan; (ii) premiums paid by the Corporation under the Corporation’s life, long-term disability and accidental death and dismemberment insurance plans on behalf of Mr. Harnett; (iii) premiums paid by the Corporation under the Corporation’s health insurance plans on behalf of Mr. Harnett; (iv) club dues; and (v) a car allowance.

(8)

Compensation reported in this column includes (i) contributions made by the Corporation on behalf of Mr. Soltis to the Corporation’s 401(k) Plan; (ii) premiums paid by the Corporation under the Corporation’s life, long-term disability and accidental death and dismemberment insurance plans on behalf of Mr. Soltis; (iii) premiums paid by the Corporation under the Corporation’s health insurance plans on behalf of Mr. Soltis; and (iv) a car allowance.

(9)	Represents the amount of cash commission paid to Mr. Nelson under the Corporation’s commission compensation program. See “Compensation Discussion and Analysis — Indirect Loan Production Commission.”

(10)

Compensation reported in this column includes (i) contributions made by the Corporation on behalf of Mr. Nelson to the Corporation’s 401(k) Plan; (ii) premiums paid by the Corporation under the Corporation’s life, long-term disability and accidental death and dismemberment insurance plans on behalf of Mr. Nelson; and (iii) premiums paid by the Corporation under the Corporation’s health insurance plans on behalf of Mr. Nelson.

(11)	Represents amount paid to Mr. Nelson as an Exemplary Service Cash Bonus for 2009.

Employment Agreement

Daniel E. Klimas

The Corporation has entered into an employment agreement with Mr. Klimas which had an initial term of three years commencing February 1, 2005, and which provides that, unless the agreement is terminated by either party on or before November 1, 2006 and on or before each November 1 thereafter, the agreement term will automatically renew for one additional year, such that the agreement term (unless terminated prior to such automatic extension) shall not be less than fifteen (15) months, and after November 1, 2006 shall not be greater than twenty seven (27) months. The employment agreement was amended in 2008 to provide for an annual base salary of $400,000, and an annual bonus opportunity of up to 50% of base salary based on the attainment by Mr. Klimas of performance levels determined by the Compensation Committee. The employment agreement also provides for perquisites consistent with those available to the Corporation’s other executives. On February 1, 2005, Mr. Klimas also received a signing bonus of $115,000 and an award of 5,000 unrestricted shares of the registrant’s common stock. The employment agreement also provides for the grant of stock options to purchase 30,000 shares of the registrant’s common stock on February 1, 2005 and each of the first two anniversaries thereof, which options vest over periods ending in 2010. The agreement also contains non-disclosure and non-solicitation provisions that, among other things, prohibit Mr. Klimas from soliciting employees, customers or clients of the Corporation for a period of one year following the termination of his employment. The employment agreement also provides for certain severance and change of control benefits under certain circumstances that are further described below under “Other Potential Post- Employment Compensation.” The Employment Agreement was amended during 2009 in order to comply with the terms of EESA, as amended by ARRA, with respect to CPP participants, and provides that the agreement will be further interpreted or reformed to so comply. The amendment to the agreement also provides for the recovery by the Corporation of any applicable payment under the agreement if it is later determined that the payment is based on financial statements or other performance metrics that are later determined to be materially inaccurate.

Grants of Plan-Based Awards For Fiscal Year 2011

The following table shows, for the Named Executives, plan-based awards to those officers during 2011, including restricted stock awards and stock option grants, as well as other incentive plan awards. Mr. Klimas did not receive any such awards during 2011.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)
Gary J. Elek	1/31/11	—		—		—		10,000	(2)	$52,800
David S. Harnett	1/31/11	—		—		—		5,000	(2)	$26,400
Frank A. Soltis	1/31/11	—		—		—		5,000	(2)	$26,400
Kevin W. Nelson	1/31/11	—		—		—		2,500	(2)	$13,200
	(3)	$7,249	(3)	$18,123	(3)	$28,996	(3)	—		—

(1)	The values reported in this column represent the FASB ASC Topic 718 value of all shares of long-term restricted stock awarded to each officer during 2011.

(2)

Long-term restricted stock award granted under the Corporation’s 2006 Stock Incentive Plan, which vests in 50% increments on the second and third anniversaries of the date of grant and is subject to the terms and conditions described below under “2006 Stock Incentive Plan — Long-Term Restricted Stock.”

(3)

Indirect loan commission program award, under which Mr. Nelson had the opportunity to earn a commission based on the total amount of indirect automobile loans made by the Corporation during 2011 for which Mr. Nelson is responsible. The program provided Mr. Nelson with the opportunity to earn a commission equal to up to 20% of his base salary, based on a graduated scale of 5 to 20% of his base salary paid based on achievement from 80% to 110% of the goal of $130,000,000 in indirect loans for 2011. Mr. Nelson achieved loan production equal to 110% of the goal and, accordingly, was paid a commission of $28,996 for 2011.

Outstanding Equity Awards at December 31, 2011

The following table shows, for the Named Executives, outstanding equity awards held by such officers at December 31, 2011.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Daniel E. Klimas	30,000	—		—	$19.10	2/1/2015	—		—
	30,000	—		—	19.17	2/1/2016	—		—
	30,000	—		—	16.00	2/1/2017	—		—
	50,000	—		—	14.47	2/4/2018	—		—
	—	—		—	—	—	25,000	(1)	$117,500
	—	—		—	—	—	19,364	(2)	$91,011
Gary J. Elek	1,666	834	(3)	—	5.46	5/14/2019	—		—
	—	—		—	—	—	10,000	(1)	$47,000
	—	—		—	—	—	10,000	(4)	$47,000
David S. Harnett	20,000	—		—	15.35	8/8/2017	—		—
	2,500	—		—	14.47	2/4/2018	—		—
	—	—		—	—	—	7,500	(1)	$35,250
	—	—		—	—	—	5,000	(4)	$23,500
Frank A. Soltis	2,500	—		—	16.50	6/27/2015	—		—
	2,500	—		—	19.00	1/20/2016	—		—
	2,500	—		—	14.47	2/4/2018	—		—
	—	—		—	—	—	7,500	(1)	$35,250
	—	—		—	—	—	5,000	(4)	$23,500
Kevin W. Nelson	2,500	—		—	14.47	2/4/2018	—		—
	—	—		—	—	—	7,500	(1)	$35,250
	—	—		—	—	—	2,500	(4)	$11,750

(1)

These shares of long-term restricted stock vest in 50% increments on February 23, 2012 and 2013, and are subject to other restrictions as described below under “2006 Stock Incentive Plan — Long-Term Restricted Stock.”

(2)

These shares of long-term restricted stock vest in 50% increments on November 1, 2012 and 2013, and are subject to other restrictions as described below under “2006 Stock Incentive Plan — Long-Term Restricted Stock.”

(3)	These stock options become exercisable in one-third increments over three years commencing May 14, 2010.

(4)

These shares of long-term restricted stock vest in 50% increments on January 31, 2013 and 2014, and are subject to other restrictions as described below under “2006 Stock Incentive Plan — Long-Term Restricted Stock.”

None of the Named Executives exercised stock options or stock appreciation rights during 2011.

2006 Stock Incentive Plan

Each of the outstanding stock options granted prior to August 2007 were made pursuant to stock option agreements established outside of a stock option plan. In 2006, the Corporation established the LNB Bancorp, Inc. 2006 Stock Incentive Plan, a shareholder-approved equity incentive plan which permits the Corporation to grant incentive stock options, nonqualified stock options, stock appreciation rights, performance shares, restricted shares and restricted share units to officers and other key employees of the Corporation who are eligible to participate in the plan as determined by the Compensation Committee in its sole discretion. See the Compensation Discussion and Analysis for a discussion of awards under the 2006 Stock Incentive Plan during 2011. Please also see the discussion under Proposal 3 in this Proxy Statement for a description of the material terms of the 2006 Stock Incentive Plan.

Long-Term Restricted Stock.    In February 2010, the Compensation Committee first approved grants of long-term restricted stock under the 2006 Stock Incentive Plan. The terms and conditions of the long-term restricted stock are intended to meet the requirements of the long-term restricted stock exception in the TARP Regulations. Accordingly, shares of long-term restricted stock generally vest in two equal installments on the second and third anniversaries of the date of grant, or upon the earlier death or disability of the recipient or a qualified change of control of the Company. Furthermore, the shares will not be transferable by the recipient of the grant prior to the repayment of the TARP investment received by the Corporation, except as permitted under the TARP Regulations and as specified in the agreement governing the grant. During any period when the shares of restricted stock are forfeitable, the holder of the shares will have the right to vote such shares and to receive all regular cash dividends and to receive any stock dividends, and such other distributions as the Compensation Committee may designate in its sole discretion, that are paid or distributed on such shares of restricted stock. Any stock dividends declared on a share of restricted stock are treated as part of the award of restricted stock and will be forfeited or become nonforfeitable at the same time as the underlying shares with respect to which the stock dividend was declared.

Stock Appreciation Rights Plan

The Stock Appreciation Rights (SAR) Plan permits the Compensation Committee to grant SARs, to be settled in cash only, to officers and other key employees of the Corporation who are eligible to participate in the SAR Plan as determined by the Compensation Committee in its sole discretion. The Compensation Committee may grant SARs for up to an aggregate of 50,000 common shares of the Corporation under the SAR Plan. SARs, when exercised, will entitle the holder thereof to a cash payment based on the appreciation in the fair market value of the common shares underlying the SAR, subject to the terms of the SAR Plan and such terms as may be specified by the Compensation Committee. The purpose of the SAR Plan is to provide long-term incentive compensation opportunities that are intended to help the Corporation attract and retain skilled employees, motivate participants to achieve long-term success and growth of the Corporation, and align the interests of the participating employees with those of the shareholders of the Corporation. The Compensation Committee has the authority to grant SARs under the SAR Plan. During 2009, the SAR Plan was amended in order to comply with the terms of EESA, as amended by ARRA, with respect to CPP participants, and provides that the plan will be further interpreted or reformed to so comply. The amendment to the SAR Plan also provides for the recovery by the Corporation of any applicable award or payment under the plan if it is later determined that the award or payment is based on financial statements or other performance metrics that are later determined to be materially inaccurate.

Other Potential Post-Employment Compensation

Daniel Klimas Employment Agreement

The Corporation entered into an employment agreement with Daniel E. Klimas that provide severance and/or change of control benefits upon termination of employment for certain reasons. See the discussion of Mr. Klimas’ agreement included above with the Summary Compensation Table. The severance and change of control benefits payable to Mr. Klimas are addressed in the discussion below.

Notwithstanding the following discussions regarding the amount of compensation payable to Mr. Klimas in the event of a termination of employment or a change of control, the TARP Regulations may prohibit such payments from being made upon the termination of the officer’s employment with the Corporation during a period in which any obligations arising from financial assistance provided under TARP remains outstanding. Please refer to the discussion appearing under the caption “Compensation Discussion and Analysis — Limitations on Executive Compensation in Connection with the Corporation’s Participation in the TARP Program.”

If Mr. Klimas terminates his employment with the Corporation as a result of a breach of his employment agreement by the Corporation or for good cause, or if the Corporation terminates his employment without cause, the Corporation shall continue to pay to Mr. Klimas his salary, and health and life insurance benefits, as in effect immediately prior to the termination, for the then remaining term of the agreement. In addition, Mr. Klimas shall be entitled to a pro rata portion of the annual incentive awards applicable to the year in which such termination occurs and annual incentive awards each equal to 50% of his salary as in effect immediately prior to termination for the then remaining term of the agreement. Mr. Klimas shall also be entitled to be immediately awarded any stock options provided for in the agreement but not then issued, and all unvested stock options held by Mr. Klimas will become immediately exercisable in full. For purposes of the agreement, “good cause” means (i) a material adverse change in Mr. Klimas’ position, responsibilities, duties, or status, or title or offices, with the Corporation, (ii) a reduction in Mr. Klimas’ salary, (iii) a requirement that Mr. Klimas be based at a location more than 50 miles from his current residence, or (iv) failure of the Corporation to comply with the employee benefit provisions of the agreement.

Notwithstanding the terms described above, assuming that Mr. Klimas’ employment with the Corporation was terminated by the Corporation without cause or by Mr. Klimas for good reason as of December 31, 2011, the TARP Regulations prohibit such payments from being made upon the termination of the officer’s employment with the Corporation during a period in which any obligations arising from financial assistance provided under TARP remains outstanding. Accordingly, Mr. Klimas would not have been entitled to receive any such payments under his employment agreement if his employment with the Corporation had been so terminated as of December 31, 2011. Please refer to the discussion appearing under the caption “Compensation Discussion and Analysis — Limitations on Executive Compensation in Connection with the Corporation’s Participation in the TARP Program.”

Under Mr. Klimas’ employment agreement, Mr. Klimas is entitled to continuing indemnification to the fullest extent permitted by Ohio law for actions against him by reason of his being or having been an officer of the Corporation.

Under Mr. Klimas’ employment agreement, if, at any time within two years after the occurrence of a “change in control” (as defined in the agreement), Mr. Klimas’ employment is terminated by the Corporation (except for cause) or Mr. Klimas terminates his employment for good reason, the Corporation will pay to Mr. Klimas a lump sum severance benefit equal to the sum of (a) Mr. Klimas’ highest annual base salary as measured from the date of termination through the end of the term of the agreement (but not less than 24 months), (b) any bonuses earned but unpaid through the date of termination, (c) a pro rated portion of Mr. Klimas’ annual bonus amount for the fiscal year in which the termination occurs, (d) any accrued and unpaid vacation pay, and (e) the annual incentive awards payable for each remaining year of the term of the agreement (but not less than 24 months) in an amount equal to 50% of Mr. Klimas’ salary as in effect on the date of termination. Mr. Klimas shall also be entitled to be immediately awarded any stock options provided for in the agreement but not then issued, and all unvested stock options held by Mr. Klimas will become immediately exercisable in full. For purposes of the agreement, “good reason” means, at any time after a change in control, (i) a material adverse change in Mr. Klimas’ position, responsibilities, duties, or status, or title or offices, with the Corporation from those in effect before the change of control, (ii) a reduction in Mr. Klimas’ base salary or failure to pay an annual bonus equal to or greater than the annual bonus earned for the year prior to the change in control, (iii) a requirement that Mr. Klimas be based at a location more than 50 miles from where he was located prior to the change in control or a substantial increase in Mr. Klimas’ business travel obligations as compared to such obligations prior to the change in control, and (iv) failure of the Corporation to continue any material employee benefit or compensation plan in which Mr. Klimas was participating prior to the change in control or provide Mr. Klimas with vacation in accordance with the policies in effect prior to the change in control. For purposes of the employment agreement, “cause” includes failure to perform duties as an employee, illegal conduct or gross misconduct, conviction of a felony, or breach of non-competition or non-disclosure obligations of the employee.

Notwithstanding the terms described above, assuming that a change of control of the Corporation occurred as of December 31, 2011 and Mr. Klimas’ employment with the Corporation was terminated by the Corporation without cause or by Mr. Klimas for good reason immediately thereafter, the TARP Regulations prohibited such payments from being made upon the termination of the officer’s employment with the Corporation during a period in which any obligations arising from financial assistance provided under TARP remains outstanding. Accordingly, Mr. Klimas would not have been entitled to receive any such payments under his employment agreement if his employment with the Corporation had been so terminated as of December 31, 2011. Please refer to the discussion appearing under the caption “Compensation Discussion and Analysis — Limitations on Executive Compensation in Connection with the Corporation’s Participation in the TARP Program.”

In connection with the Corporation’s participating in TARP, Mr. Klimas’ employment agreement was amended to provide that any payment or payments that may be payable by the Corporation thereunder shall be modified to the extent necessary in order to comply with the golden parachute payment prohibitions in the TARP Regulations.

Equity Award Agreements

The award agreements underlying the stock options and long-term restricted stock held by the Named Executives provide for an acceleration of exercisability or vesting upon certain conditions. To the extent permitted by the TARP Regulations, any stock options or shares of long-term restricted stock that are then unexercisable or unvested will become fully exercisable or vested upon the occurrence of a change in control of the Corporation, as defined in the applicable award agreement. In addition, any then unvested shares of long-term restricted stock will become fully vested upon the holder’s death or the holder’s disability, as defined in the applicable award agreement.

Assuming the termination of each Named Executive’s employment with the Corporation as of December 31, 2011 as a result of death or a qualifying disability or change in control of the Corporation, the potential value received by each Named Executive as a result of the acceleration of exercisability or vesting of the executive’s stock options and long-term restricted stock, based upon the closing price of the Corporation’s common shares effective for December 31, 2011 of $4.70, is as follows: Daniel E. Klimas $208,511; Gary J. Elek $94,000; David S. Harnett $58,750; Frank A. Soltis $58,750; and Kevin W. Nelson $47,000. As of December 31, 2011, the common share price was lower than the exercise price of any unexercised stock option held by any Named Executive. Accordingly, no value is included in the preceding amounts with respect to the acceleration of any stock option.

Director Compensation

Non-employee director compensation is determined annually by the Board of Directors acting upon the recommendation of the Governance Committee. Directors who are also employees of the Corporation receive no additional compensation for service as a director.

Each of the directors of the Corporation also serves as a director of The Lorain National Bank, the Corporation’s wholly-owned bank subsidiary. Under the bylaws of The Lorain National Bank each director is to hold common shares of the Corporation in an amount equal to $100,000, based on the market value of the common shares as of the date such shares are acquired by the director. As of December 31, 2011, all of the Corporation’s directors met these stock ownership guidelines.

The following table shows the compensation paid to non-employee directors for service during 2011.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)		All Other Compensation ($)		Total ($)
Robert M. Campana	$32,500		$—		$32,500
J. Martin Erbaugh	27,500		1,000	(2)	28,500
Terry D. Goode	30,416	(3)	—		30,416
James R. Herrick	47,500		—		47,500
Lee C. Howley	32,500		—		32,500
Daniel G. Merkel	32,500		—		32,500
Benjamin G. Norton	16,041	(4)	—		16,041
Thomas P. Perciak	27,500		—		27,500
Jeffrey F. Riddell	32,500		—		32,500
John W. Schaeffer, M.D.	27,500		—		27,500
Donald F. Zwilling	27,500		—		27,500

(1)

The Corporation pays a base annual fee to each Director, other than the Chairman of the Board and each of the Committee Chairman, of $27,500. Each of the Committee Chairmen (Messrs. Campana, Howley and Riddell), as well as Mr. Merkel, who is Chairman of the Loan Review Committee of The Lorain National Bank, are paid a base annual fee of $32,500, and the Chairman of the Board of Directors (Mr. Herrick) is paid a base annual fee of $47,500.

(2)

Represents fees paid to Mr. Erbaugh for service as a member of the Corporation’s Morgan Advisory Board. The Morgan Advisory Board is a six person committee comprised of former directors of Morgan Bank that the Corporation has formed for the purpose of providing input and advice on the Corporation’s Morgan Bank business. The Morgan Advisory Board met one time during 2011, and each member was paid a fee of $1,000 per meeting attended.

(3)

Mr. Goode served as Vice Chairman of the Board until May 3, 2011 when the Board eliminated that position. The Corporation had paid the Vice Chairman a base annual fee of $32,500, and Mr. Goode’s fees include a pro rata portion of the base annual fee for his services as Vice Chairman through May 3, 2011.

(4)	Mr. Norton served on the Board of Directors of the Corporation until his retirement May 3, 2011.

Certain Transactions

Directors and executive officers of the Corporation and their associates were customers of, or had transactions with, the Corporation or the Corporation’s banking or other subsidiaries in the ordinary course of business during 2011. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve greater than normal risk of collectability or present other unfavorable features.

Review of Certain Transactions

The Corporation has written procedures for reviewing transactions between the Corporation and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

The Corporation annually requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions. The Corporation’s Audit and Finance Committee and Board of Directors annually review all transactions and relationships disclosed in the director and officer questionnaires, and the Board of Directors makes a formal determination regarding each director’s independence under Nasdaq Stock Market listing standards and applicable SEC rules.

In addition to the annual review, the Corporation’s Code of Ethics and Business Conduct requires that the Corporation’s Chief Executive Officer be notified of any proposed transaction involving a director or executive officer that may present an actual or potential conflict of interest, and that such transaction be presented to and approved by the Audit and Finance Committee.

Upon receiving any notice of a related person transaction involving a director or executive officer, the Chief Executive Officer will discuss the transaction with the Chairman of the Corporation’s Audit and Finance Committee. If any likelihood exists that the transaction would present a conflict of interest or, in the case of a director, impair the director’s independence, the Audit and Finance Committee will review the transaction and its ramifications. If, in the case of a director, the Audit and Finance Committee determines that the transaction presents a conflict of interest or impairs the director’s independence, the Board of Directors will determine the appropriate response. If, in the case of an executive officer, the Audit and Finance Committee determines that the transaction presents a conflict of interest, the Audit and Finance Committee will determine the appropriate response. The related party transactions described above were approved by the Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires LNB’s executive officers, directors and greater than ten percent shareholders (“Insiders”) to file with the Securities and Exchange Commission and LNB reports regarding their ownership of and transactions in LNB’s securities. Based upon written representations and copies of reports furnished to LNB by Insiders, all reports required to be filed by Insiders pursuant to Section 16 during the fiscal year ended December 31, 2011 were made on a timely basis.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be presented at the Annual Meeting other than those stated in the notice of Annual Meeting and described in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, the enclosed proxy card directs the persons voting such proxy to vote in accordance with their discretion.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in “street name,” or, if your shares are registered in your name, direct your written request to LNB Bancorp, Inc., Attn: Investor Relations, 457 Broadway, Lorain, Ohio 44052. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any shareholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Corporation in connection with its annual meeting of shareholders to be held in 2013 must do so no later than November 13, 2012. To be considered eligible for inclusion in the Corporation’s 2013 Proxy Statement, a proposal must conform to the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. Shareholder proposals should be directed to LNB Bancorp, Inc. via certified mail, Attention: Corporate Secretary, 457 Broadway, Lorain, Ohio 44052. Unless notice of a shareholder proposal for the 2013 annual meeting of shareholders is received by the Corporation not later than January 27, 2013, the Corporation may vote all proxies in its discretion with respect to any shareholder proposal properly brought before the annual meeting.

The Corporation’s Amended Code of Regulations establishes advance notice procedures as to the nomination by shareholders of candidates for election as directors. In order to make a director nomination, it is necessary that you notify the Corporation in writing no fewer than 14 days nor more than 50 days in advance of next year’s Annual Meeting unless the Corporation gives you less than 21 days notice of the Annual Meeting and then notice of nominations must be given no later than the seventh day after we mailed notice of the Annual Meeting to you. Notice of nominations of directors must also meet all other requirements contained in the Corporation’s Amended Code of Regulations. You may obtain the Code of Regulations by written request. Such request should be directed to LNB Bancorp, Inc., Attention: Corporate Secretary, 457 Broadway, Lorain, OH 44052.

ANNUAL REPORT

We will provide without charge a copy of the Corporation’s Annual Report on Form 10-K for its fiscal year ended December 31, 2011 to any shareholder who makes a written request for it directed to Robert F. Heinrich, Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.

We urge you to sign and return the enclosed proxy card as promptly as possible whether or not you plan to attend the Annual Meeting in person.

Appendix A

Under Proposal 3, the Corporation proposes to amend and restate its 2006 Stock Incentive Plan to add the following bold underlined language, with deleted text struck through:

LNB BANCORP, INC.

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

(Restated as of December 15, 2009; further Amended and Restated as of May    , 2012)

ARTICLE 1

General Purpose of Plan; Definitions

1.1 Name and Purposes. The name of this Plan is the LNB Bancorp, Inc. Amended and Restated 2006 Stock Incentive Plan, which was restated as of December 15, 2009 and has been further amended and restated as of May         , 2012). The purpose of this Plan is to enable LNB Bancorp, Inc. and its Affiliates to: (i) attract and retain skilled and qualified officers and key employees who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s shareholders.

1.2 Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

(a) “Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company within the meaning of ~~Code~~ Section 414(b) or (c) of the Code.

(b) “Award” means any grant under this Plan of a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.

(c) “Board of Directors” mean the Board of Directors of the Company, as constituted from time to time.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

(e) “Committee” means the committee administering this Plan as provided in Section 2.1.

(f) “Common Shares” mean the common shares, $1.00 par value per share, of the Company.

(g) “Company” means LNB Bancorp, Inc., a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to LNB Bancorp, Inc. or substantially all of the assets of LNB Bancorp, Inc. and that assumes the obligations of LNB Bancorp, Inc. under this Plan by operation of law or otherwise.

(h) “Date of Grant” means the date on which the Committee grants an Award.

(i) “Director” means a member of the Board of Directors.

(j) “Eligible Employee” is defined in Article 4.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

(l) “Exercise Price” means the purchase price of a Share pursuant to a Stock Option, or the exercise price per Share related to a Stock Appreciation Right.

(m) “Fair Market Value” means the closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on any national securities exchange or automated quotation system on which the Common Shares are principally traded, on the date for which the determination of Fair Market Value is made, or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on The Nasdaq Stock Market or any national securities exchange or automated quotation system, the “Fair Market Value” of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with ~~Code~~ Section 409A of the Code and the guidance then-existing thereunder. In addition, “Fair Market Value” with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

(n) “Incentive Stock Option” and “ISO” mean a Stock Option that is identified as such and which meets the requirements of Section 422 of the Code.

(o) “Non-Qualified Stock Option” and “NQSO” mean a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) does not meet the requirements of Section 422 of the Code.

(p) “Outside Director” means a Director who meets the definitions of the terms “outside director” set forth in Section 162(m) of the Code, “independent director” set forth in The Nasdaq Stock Market, Inc. rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

(q) “Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.

(r) “Performance Shares” is defined in Article 9.

(s) “Performance Period” is defined in Section 9.2.

(t) “Plan” means this LNB Bancorp, Inc. Amended and Restated 2006 Stock Incentive Plan, as amended from time to time.

(u) “Restricted Share Units” is defined in Article 8.

(v) “Restricted Shares” is defined in Article 8.

(w) “Rule 16b-3” is defined in Article 16.

(x) “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(y) “Share” or “Shares” mean one or more of the Common Shares.

(z) “Shareholder” means an individual or entity that owns one or more Shares.

(aa) “Stock Appreciation Rights” and “SARs” mean any right to receive the appreciation in Fair Market Value of a specified number of Shares over a specified Exercise Price pursuant to an Award granted under Article 7.

(bb) “Stock Option” means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 and may be an Incentive Stock Option or a Non-Qualified Stock Option.

(cc) “Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

(dd) “Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

(ee) “Vested” means, with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; and with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. The words “Vest” and “Vesting” have meanings correlative to the foregoing.

ARTICLE 2

Administration

2.1 Authority and Duties of the Committee.

(a) The Plan shall be administered by a Committee of at least three Directors who are appointed by the Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors (or any subcommittee thereof) shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

(b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to Eligible Employees.

(c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

(i)	select the Eligible Employees to whom Awards are granted;

(ii)	determine the types of Awards granted and the timing of such Awards;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)	determine whether an Award is, or is intended to be, “performance-based compensation” within the meaning of Section 162(m) of the Code;

(v)

determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(vi)	determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

(vii)	subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;

(viii)	adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(ix)	promulgate such administrative forms as it from time to time deems necessary or appropriate for administration of the Plan;

(x)	construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(xi)	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xii)	prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xiii)	otherwise supervise the administration of this Plan.

(d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or shareholders.

(e) The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.

2.2 Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company.

2.3 Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

ARTICLE 3

Stock Subject to Plan

3.1 Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued or transferred (a) upon the exercise of Stock Options or Stock Appreciation Rights, (b) as Restricted Shares and released from a substantial risk of forfeiture thereof, (c) in payment of Restricted Share Units, (d) in payment of Performance Shares that have been earned, or (e) in payment of any other Award granted under this Plan, shall not exceed in the aggregate ~~600,000 Common Shares, which~~ 800,000 Common Shares, which includes 600,000 Shares that were available under the Plan prior to this amendment and restatement and an additional 200,000 Shares that are available as of this amendment and restatement. Shares available under the Plan may be treasury or authorized but unissued Shares.

3.2 Other Limitations.

(a) Stock Option Limitations. The maximum number of Shares that may be issued with respect to all ~~Stock Options (whether~~ Incentive Stock Options ~~or Non-Qualified Stock Options)~~ granted in the aggregate under this Plan is ~~400,000~~ 800,000 Shares.

(b) Restricted Share, Restricted Share Unit and Performance Share Limitations. The maximum number of Shares that may be issued (i) as Restricted Shares and released from a substantial risk of forfeiture thereof and (ii) in payment of Restricted Share Units or Performance Shares that have been earned under this Plan, shall not exceed in the aggregate ~~200,000~~ 400,000 Shares.

(c) Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any fiscal year (including but not limited to Awards of Stock Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 60,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

3.3 Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable or released from restrictions with respect to the unexercised or non-Vested portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. ~~If the Exercise Price of an Award is paid in Shares, the Shares received by the Company in connection therewith shall not be added to the maximum aggregate number of Shares that may be issued under Section 3.1.~~ Notwithstanding anything to the contrary contained herein:

(a) if Shares are tendered or otherwise used in payment of the Exercise Price of a Stock Option, the total number of Shares covered by the Stock Option being exercised shall count against the maximum aggregate number of Shares that may be issued under Section 3.1;

(b) any Shares withheld by the Company to satisfy a tax withholding obligation shall count against the maximum aggregate number of Shares that may be issued under Section 3.1;

(c) the number of Shares covered by a SAR, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually issued to the participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan and shall count against the maximum aggregate number of Shares that may be issued under Section 3.1; and

(d) in the event that the Company repurchases Shares with proceeds from the exercise of a Stock Option, those Shares will not be added to the maximum aggregate number of Shares that may be issued under Section 3.1.

3.4 Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee ~~may~~ shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.

ARTICLE 4

Participants

4.1 Eligibility. Officers and all other key employees of the Company or any of its Affiliates (each an “Eligible Employee”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan.

4.2 Plan Agreements. Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of a plan agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Plan agreements may differ from time to time and from participant to participant.

ARTICLE 5

Stock Option Awards

5.1 Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Exercise Price. Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. ~~Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant.~~ Nothing in this Section 5.2(a) shall be construed as limiting the Committee’s authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

(b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond a date later than the earlier of (i) the latest date upon which the Stock Option could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant of the Stock Option. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee’s authority to grant Stock Options with a term shorter than 10 years.

(c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. The Committee may provide that a vesting schedule shall be specified in a plan agreement. If the Committee provides that any Stock Option becomes Vested over a period of time, in full or in installments, the Committee may waive or accelerate such Vesting provisions ~~at any time~~ in the event of a participant’s death, disability, or retirement or upon a Change in Control or other special circumstances.

(d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 15. Subject to the approval of the Committee, the Exercise Price may be paid:

(i)	in cash in any manner satisfactory to the Committee;

(ii)

by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including restricted Shares;

(iii)	by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

(iv)	by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance.

(e) Limitation on Gain. To the extent it would not trigger adverse taxation under ~~Code~~ Section 409A of the Code, nothing in this Article 5 shall be construed as prohibiting the Committee from granting Stock Options subject to a limit on the gain that may be realized upon exercise of such Stock Options. Any such limit shall be explicitly provided for in the relevant plan agreement.

(f) Form. Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

(g) Special Limitations on Stock Option Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under ~~Code~~ Section 409A of the Code and all Stock Option Awards shall be construed and administered accordingly.

5.3 Termination of Grants Prior to Expiration. Subject to Article 6 with respect to ISOs, if the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Options may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing the Stock Options. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Stock Options.

5.4 Prohibition on Repricing of Stock Options. Except as permitted under Section 3.4, the terms of any outstanding Stock Option may not be amended without shareholder approval to reduce the Exercise Price of such outstanding Option or to cancel such outstanding Option in exchange for cash, other Awards, or a Stock Option or a SAR with an exercise price that is less than the Exercise Price of the original Stock Option.

ARTICLE 6

Special Rules Applicable to Incentive Stock Options

6.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.

6.2 Special ISO Rules.

(a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.

(b) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant, and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.

(c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

(d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may such ISO (or related Stock Appreciation Right) be exercisable during a grantee’s lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).

(e) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including retirement) other than death or disability, nor more than one year following termination of employment for the reason of death or disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment such that no employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

(f) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.

6.3 Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to Section 422 of the Code. Any ISO which fails to comply with Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided it otherwise meets the Plan’s requirements for NQSOs.

ARTICLE 7

Stock Appreciation Rights

7.1 SAR Grant and Agreement. Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

7.2 SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with, and at the same time as, all or part of any Stock Option granted under this Plan and will be subject to the following terms and conditions:

(a) Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

(b) Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine at or after the time of grant.

(c) Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan, but only to the extent of the number of Shares actually issued under the Stock Appreciation Right at the time of exercise. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of the tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares or cash (as determined in the Award agreement) equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.3 Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

(a) Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond a date later than the earlier of (i) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant of the Stock Appreciation Right. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(b) Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

(c) Exercise Price. Subject to Section 3.4, the Exercise Price of an independent Stock Appreciation Right will never be less than 100% of the Fair Market Value of the related Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. ~~Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Appreciation Right may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant.~~ Nothing in this Section 7.3(c) shall be construed as limiting the Committee’s authority to grant premium price Stock Appreciation Rights which do not become exercisable until the Fair Market Value of the related Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

(d) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of the tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares or cash (as determined in the Award agreement) equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price of the SAR multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Exercise Price of the SAR, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

(e) Early Termination Prior to Expiration. If the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised independent Stock Appreciation Rights may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing such Stock Appreciation Rights. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of such Stock Appreciation Rights.

7.4 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.

7.5 Special Limitations on SAR Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under ~~Code~~ Section 409A of the Code and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

7.6 Prohibition on Repricing of SAR Awards. Except as permitted under Section 3.4, the terms of any outstanding SAR may not be amended without shareholder approval to reduce the Exercise Price of such outstanding SAR or to cancel such outstanding SAR in exchange for cash, other Awards, or a Stock Option or a SAR with an exercise price that is less than the Exercise Price of the original SAR.

ARTICLE 8

Restricted Share and Restricted Share Unit Awards

8.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 15.

8.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

(b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)

a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments or otherwise, but subject to the Change in Control provisions in Article 11);

(ii)	a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s employment with the Company or its Affiliates prior to Vesting;

(iii)

a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)

any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under ~~Code~~ Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse in the event of a participant’s death, disability, or retirement or upon a Change in Control or other special circumstances. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 9.2 and 9.3 will apply. If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 9.4(d) will also apply.

(c) Delivery of Shares. Restricted Shares will be registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the LNB Bancorp, Inc. 2006 Stock Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Article 14) to the participant or other appropriate person and with the foregoing legend removed.

(d) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

(e) Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted

Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares; provided, however, that dividends or other distributions on Shares of Restricted Stock with restrictions that lapse as a result of the achievement of performance objectives will be deferred until and paid contingent upon the achievement of the applicable performance objectives.

8.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued employment and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

8.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

(b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii)	a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s employment with the Company or its Affiliates prior to Vesting;

(iii)

a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)

any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under ~~Code~~ Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse in the event of a participant’s death, disability, or retirement or upon a Change in Control or other special circumstances.

(c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 9.4(d) will also apply.

(d) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award; provided, further, that any such dividend equivalents for Restricted Stock Units with restrictions that lapse as a result of the achievement of performance objectives will be deferred until and paid contingent upon the achievement of the applicable performance objectives.

(e) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Article 14.

(f) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

(g) Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

8.5 Special Limitations on Restricted Share and Restricted Share Unit Awards. Unless an Award agreement approved by the Committee provides otherwise, Restricted Shares and Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under ~~Code~~ Section 409A of the Code and all Restricted Share Unit Awards shall be construed and administered accordingly.

8.6 Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions ~~at any time~~ in the event of a participant’s death, disability, or retirement or upon a Change in Control or other special circumstances, subject to the restrictions on time Vesting set forth in this Section.

ARTICLE 9

Performance Share Awards

9.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the

Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

9.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to ~~be~~ qualify as “performance based compensation” under Section 162(m) of the Code, the Committee may use performance objectives based on one or more of the following: earnings per share, pre-tax pre-provision earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant nor for each Award.

9.3 Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

9.4 Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

(a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Article 14.

(b) Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment of the participant during the Performance Period. If a participant’s employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements, that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be “performance-based compensation” (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

(c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that ~~would become~~ becomes payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

(d) Performance-Based Compensation. The Committee may designate Performance Share Awards as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

9.5 Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions ~~at any time~~ in the event of a participant’s death, disability, or retirement or upon a Change in Control or other special circumstances, subject to the restrictions on time Vesting set forth in this Section.

9.6 Special Limitations on Performance Share Awards. Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under ~~Code~~ Section 409A of the Code and all Performance Share Awards shall be construed and administered accordingly.

ARTICLE 10

Transfers and Leaves of Absence

10.1 Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

10.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

(a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

(b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

(c) subject to the restrictions of ~~Code~~ Section 409A of the Code, any other absence determined by the Committee in its discretion not to constitute a termination of employment.

ARTICLE 11

Effect of Change in Control

11.1 Change in Control Defined. “Change in Control” means the occurrence of any of the following:

(a) If individuals who, on the effective date of this Plan, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that:

(i)

any person becoming a director subsequent to the effective date of this Plan, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection by such Incumbent Directors to such nomination), shall be deemed to be an Incumbent Director, and

(ii)

no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

(b) If any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing ~~twenty~~ thirty percent (~~20~~ 30%) or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board of Directors (the “Company Voting Securities”); provided, however, that the events described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions of Company Voting Securities:

(i)	by the Company or any Subsidiary,

(ii)	by any employee benefit plan sponsored or maintained by the Company or any Subsidiary or by any employee stock benefit trust created by the Company or any Subsidiary,

(iii)	by any underwriter temporarily holding securities pursuant to an offering of such securities,

(iv)	pursuant to a Non-Qualifying Transaction (as defined in paragraph (c), below), or

(v)

a transaction (other than one described in paragraph (c), below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approves a resolution providing expressly that the acquisition pursuant to this subparagraph (v) does not constitute a Change in Control under this paragraph (b);

(c) The consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:

(i)

more than fifty percent (50%) of the total voting power of either (x) the corporation resulting from the consummation of such Business Combination (the “Surviving Corporation”) or, if applicable, (y) the ultimate parent corporation that directly or indirectly has beneficial ownership of one hundred percent (100%) of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”) is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,

(ii)

no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or any employee stock benefit trust created by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of ~~twenty~~ thirty percent (~~20~~ 30%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and

(iii)

at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board of Director’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) of this Section 11.1(c) shall be deemed to be a “Non-Qualifying Transaction”); ~~or~~

(d) The consummation of a sale of all or substantially all of the Company’s assets but only if the assets of the Company are transferred to an entity not owned (directly or indirectly) by the Company’s shareholders; or

(e) If the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company ~~or a sale of all or substantially all of the Company’s assets~~ but only if, pursuant to such liquidation ~~or sale~~, the assets of the Company are transferred to an entity not owned (directly or indirectly) by the Company’s shareholders.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than ~~twenty~~ thirty percent (~~20~~ 30%) of Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, however, that if (after such acquisition by the Company) such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

11.2 Effect of Change in Control. In the event of a Change in Control of the Company, the Committee shall have the right, in its sole discretion, to:

(a) accelerate the exercisability of any or all Stock Options or SARs, notwithstanding any limitations set forth in the Plan or Award agreement;

(b) accelerate the Vesting of Restricted Shares, notwithstanding any limitations set forth in the Plan or Award agreement;

(c) subject to ~~Code~~ Section 409A of the Code, accelerate the Vesting of Restricted Share Units and Performance Shares (or, if such Restricted Share Units or Performance Shares are subject to performance-based restrictions, they shall become Vested on a pro-rated basis as described in Section 9.4(b));

(d) to the extent it would not trigger adverse taxation under ~~Code~~ Section 409A of the Code, cancel any or all outstanding Stock Options, SARs, Restricted Share Units and Performance Shares in exchange for fair value, which, in the case of Stock Options and Stock Appreciation Rights, shall equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Stock Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Stock Options or Stock Appreciation Rights as of the date of the Change in Control) over the aggregate Exercise Price of such Stock Options or Stock Appreciation Rights;

(e) to the extent it would not trigger adverse taxation under ~~Code~~ Section 409A of the Code, provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms and value of any affected Awards previously granted hereunder as determined by the Committee; or

(f) take such other action as it deems appropriate to preserve the value of the Award to the ~~P~~participant.

The Committee may provide for any of the foregoing in an Award agreement governing an Award in advance, may provide for any of the foregoing in connection with a Change in Control, or do both. Alternatively, the Committee shall also have the right to require any purchaser of the Company’s assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

The manner of application and interpretation of the foregoing provisions of this Section 11.2 shall be determined by the Committee in its sole and absolute discretion.

11.3 ~~Code~~ Section 409A of the Code. Unless an Award agreement approved by the Committee provides otherwise, each Award granted under this Plan is intended to meet the requirements for exclusion from coverage under ~~Code~~ Section 409A of the Code. If the Committee provides that an Award shall be subject to ~~Code~~ Section 409A of the Code, then, notwithstanding the other provisions of this Article 11, the Committee may provide in the Award agreement for such changes to the definition of Change in Control from the definition set forth in this Article 11, and for such changes to the Committee’s rights upon a Change in Control, as the Committee may deem necessary in order for such Award to comply with ~~Code~~ Section 409A of the Code.

ARTICLE 12

Transferability of Awards

12.1 Awards Are Non-Transferable. Except as provided in Sections 12.2 and 12.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

12.2 Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 12.1 to the contrary, the participant’s guardian or other legal representative.

12.3 Limited Transferability of Certain Awards. Notwithstanding Section 12.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (c) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 13

Amendment and Discontinuation

13.1 Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

(a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent thereto; and

(b) without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).

Notwithstanding the foregoing, this Plan may be amended without affecting participants’ consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.

13.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on ~~granting Stock Options or SARs with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant~~ repricing Stock Options and Stock Appreciation Rights as provided in Sections 5.4 and 7.6, respectively) or would materially and adversely affect the rights of any holder without his or her written consent.

ARTICLE 14

Issuance of Shares and Share Certificates

14.1 Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise or conversion of an Award that is payable in Shares. No Shares will be issued until full payment has been made, to the extent payment is required. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise or conversion of the Award payable in shares.

14.2 Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

(a) payment in full for the Shares and for any tax withholding (See Article 15);

(b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

(c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

(d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

(e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

(f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

14.3 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

14.4 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a “book entry” system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

ARTICLE 15

Satisfaction of Tax Liabilities

15.1 In General. The Company shall withhold any taxes which the Committee determines the Company is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such additional information or documentation as may be necessary for the Company to discharge its obligations under this Section. The Company may withhold: (a) cash, (b) subject to any limitations under Rule 16b-3, Common Shares to be issued, or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an Award, its disposition, or the disposition of the underlying Common Shares. Alternatively, the Company may require the holder to pay to the Company such amounts, in cash, promptly upon demand.

15.2 Withholding from Share Distributions. With respect to a distribution in Shares pursuant to Restricted Share, Restricted Share Unit or Performance Share Award under the Plan, the Committee may cause the Company to sell the fewest number of such Shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single Share) the Company’s required tax withholding relating to such distribution. The Committee may withhold the proceeds of such sale for purposes of satisfying such tax withholding obligation.

ARTICLE 16

General Provisions

16.1 No Implied Rights to Awards or Employment. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

16.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

16.3 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

16.4 ~~Code~~ Compliance with Section 162(m) ~~Compliance~~ of the Code. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for

Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”

16.5 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

16.6 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

16.7 Governing Law. To the extent not preempted by Federal law, this Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.

16.8 Legal Requirements. No Awards shall be granted and the Company shall have no obligation to make any payment under the Plan, whether in Shares, cash, or a combination thereof, unless such payment is, without further action by the Committee, in compliance with all applicable Federal and state laws and regulations, including, without limitation, the Code and Federal and state securities laws.

ARTICLE 17

Effective Date and Term

17.1 Effective Date. The effective date of this ~~LNB Bancorp, Inc. 2006 Stock Incentive~~ Plan is April 18, 2006, which was the date on which the shareholders of the Company ~~approve~~ initially approved this Plan at a duly held shareholders’ meeting.

17.2 Termination Date. This Plan will continue in effect until midnight on the day before the tenth anniversary of the effective date specified in Section 17.1; provided, however, that Awards granted on or before that date may extend beyond that date.

ARTICLE 18

Compliance with Laws

18.1 EESA. To the extent that an Eligible Employee and an Award are subject to Section 111 of the Emergency Economic Stabilization Act of 2008 and any regulations, guidance or interpretations that may from time to time be promulgated thereunder or any other applicable statute or regulation affecting an Eligible Employee’s compensation (“EESA or Other Applicable Law”), then any payment of any kind provided for by, or accrued with respect to, the Award must comply with EESA or Other Applicable Law, and the Award agreement and this Plan shall be interpreted or reformed to so comply. If applicable, an Award will be subject to forfeiture or repayment, and subject to recovery by the Company, if the Award is based on financial statements or other performance metrics that are later determined to be materially inaccurate.

~~18.2 Code Section 409A. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with exemption from (or compliance with) Code Section 409A and other laws.~~

~~In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross up for the tax consequences of any provisions of, or payments under, this Plan and the Company and its Affiliates shall have no responsibility for tax or legal consequences to any participant (or beneficiary) resulting from the terms or operation of this Plan.~~

18.2 Section 409A of the Code.

(a) To the extent applicable, it is intended that the Plan and any grants made hereunder comply with (or be exempt from) the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Neither a participant nor any of a participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a participant or for a participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a participant to the Company or any of its Subsidiaries.

(c) If, at the time of a participant’s separation from service (within the meaning of Section 409A of the Code), (i) the participant is a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d) Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments, prospectively or retroactively, to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant or for a participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to provide the participant with any tax gross-up or indemnify or otherwise hold a participant harmless from any or all of such taxes or penalties.

18.2 Recoupment. The Plan will be administered in compliance with Section 10D of the Exchange Act, any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded, and any Company policy adopted pursuant to such law, rules, or regulations. In its discretion, moreover, the Committee may require repayment to the Company of all or any portion of any Award if the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement of the Company’s financial statements, the participant engaged in misconduct that caused or contributed to the need for the restatement of the financial statements, and the amount payable to the participant would have been lower than the amount actually paid to the participant had the financial results been properly reported. This Section 18.2 will not be the Company’s exclusive remedy with respect to such matters.

LNB BANCORP, INC. 457 BROADWAY LORAIN, OH 44052

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR ALL of the following nominees: nominee(s) on the line below.

1. Election of Directors Nominees

01 Lee C. Howley 02 Daniel E. Klimas 03 Jeffrey F. Riddell 04 John W. Schaeffer, M.D.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain

2 To ratify the appointment of Plante & Moran, PLLC as LNB's independent registered public accounting firm for its 2012 fiscal 0 0 0 year

3	To approve and adopt the amendment and restatement of LNB's 2006 Stock Incentive Plan 0 0 0

4 To provide advisory approval of LNB's executive compensation program 0 0 0 NOTE: It is the Board of Director's recommendation that you vote for all of the director nominees with respect to the election of directors in Proposal "1" and for Proposals "2", "3" and "4". If any other matters properly come before the Annual Meeting, the persons named in this proxy will vote the shares represented by the proxy in their discretion.

0000127278_1 R1.0.0.11699

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 1, 2012. The following materials are available at www.proxyvote.com: Proxy Statement and 2011 Annual Report Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The AR/10K wrap, Notice & Proxy Statement is/are available at www.proxyvote.com . 0000127278_2 R1.0.0.11699

Proxy Card for the 2012 Annual Meeting of Shareholders of LNB Bancorp, Inc.

Scheduled for May 1, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary J. Elek and Robert F. Heinrich, or either of them, with full power of substitution, as proxies to vote, for and in the name of the undersigned, all common shares of LNB Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of LNB Bancorp, Inc. scheduled for May 1, 2012 at 9:00 a.m., local time, at The Lorain National Bank, 521 Broadway, Lorain, Ohio 44052, and at any adjournments or postponements of the meeting (the "Annual Meeting"). This proxy will be voted in accordance with your instructions specified below. If you do not give any specific instructions, this proxy will be voted "FOR" all of the director nominees with respect to the election of directors in Proposal 1, and "FOR" Proposals 2, 3 and 4. In addition, the proxies are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting.

Continued and to be signed on reverse side